                                                  LOGO Pacific
                                                  Capital Funds



                                           ----------------------------

                                                 SEMI-ANNUAL REPORT
                                                  TO SHAREHOLDERS


                                                  JANUARY 31, 1998
                                           ----------------------------

                               TABLE OF CONTENTS

                             Letter to Shareholders
                                     Page 1

                            Fund Performance Review
                                     Page 4

                      Statements of Assets and Liabilities
                                    Page 20

                            Statements of Operations
                                    Page 22

                      Statements of Changes in Net Assets
                                    Page 24

                       Schedules of Portfolio Investments
                                    Page 27

                         Notes to Financial Statements
                                    Page 46

                              Financial Highlights
                                    Page 56

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             PACIFIC CAPITAL FUNDS

                               SEMI-ANNUAL REPORT

                             LETTER TO SHAREHOLDERS

Dear Shareholders:

  The six-month period that ended January 31, 1998, was marked by mixed performances in the stock and bond markets. The Dow Jones Industrial Average peaked in August at 8259, but it declined after that and was down 3.51% for the period. That performance was in accord with our view that U.S. stocks had become fully valued.

  The bond market benefited from falling interest rates during the six-month period, with the yield on a 30-year Treasury bond declining from 6.30% to 5.86%. The rate decline was driven in part by continued low inflation, concerns that financial difficulties in Asia would dampen worldwide economic growth, and the projected 1998 U.S. budget surplus.

  In that environment, the Pacific Capital Funds performed exceptionally well. The Pacific Capital Growth and Income Fund outperformed the S&P 500 Index* and the Lipper Growth and Income Funds Index** with a gain of 4.74%/1/. The returns for the S&P 500 and the Lipper Growth and Income Funds Index were 3.56% and 2.37%, respectively, for the period. Our bond funds also performed well relative to their respective peer groups, with the Diversified Fixed Income Fund posting a total return of 5.15%/1/ compared to 3.99% for the Lipper Income Fund Index.*** The Pacific Capital Tax-Free Short Intermediate Securities Fund posted a positive return of 2.37%/1/ outperforming its peer group the Lipper Short Intermediate Municipal Debt Funds.**** (All returns shown for the Pacific Capital Funds are for Retail Class A without load.)

FINDING OPPORTUNITIES IN STOCKS AND BONDS

  The performance of the Pacific Capital stock funds reflected our commitment to investing in companies with above-average growth potential in the fastest growing sectors of the economy. During the recent period, the Funds were overweighted in shares of health-care and technology companies. In the health-care sector, pharmaceutical stocks posted strong gains. In addition, in the technology sector, price volatility provided opportunities to purchase shares of strong companies at low prices.

  Our bond funds benefited from our decision to lengthen the average maturities of the portfolios and their durations late last summer. We increased the Funds' durations to approximately 20% longer than those of their benchmarks, an increase from 10% longer than the benchmarks at the start of the period. We made that decision because our overseas contacts anticipated that Asian economies would encounter problems, which in turn might contribute to slower growth, lower inflation and, thus, falling interest rates in the United States.

SLOWER GROWTH AHEAD

  The crisis in Asia should have a dampening effect on world economies. Slower economic growth could allow the Federal Reserve Board to ease interest rates sometime this year, which should continue to support bond prices. Meanwhile, low inflation in this country could keep real yields attractive.

  The fundamental background for the stock market remains positive. U.S. fiscal policy has resulted in a lower deficit, freeing up more money for the more efficient private sector. Demographic factors also continue to be favorable, with the Baby Boom generation reaching their fifties--the age range in which people tend to be savers and investors rather than borrowers. Already the stock market has seen major inflows of capital from that segment of the population, and we expect that trend to continue. In addition, corporate objectives increasingly mirror shareholder objectives, with a focus on return on equity and profit margins rather than just on size.

  That said, stocks have posted three consecutive years of gains greater than 20%--an unprecedented run. Moreover, the external forces contributing to slower U.S. economic growth will also put pressure on corporate earnings. Therefore, we estimate that corporate earnings will grow by 4% to 6% in 1998, compared to a rate of approximately 10% in 1997. Thus, this year may be an even more important time to reconsider the basic investment principles that are the key to long-term gains. Among these principles:

  . Establish your investment objective and risk tolerance before you invest. . Diversify among various asset classes to manage financial risk.
  . Consider tax-advantaged strategies.
  . Stick with your plan, riding out market fluctuations and boosting your portfolio with a regular savings program.

NEW DEVELOPMENTS IN THE PACIFIC CAPITAL FUNDS

  On March 2, 1998, the Pacific Capital Funds added B shares to the existing family of Class A and Y shares. B shares are structured to offer investors a contingent deferred sales charge. This additional pricing structure has been added to enhance the Funds' appeal to prospective customers, and, thus, attract more assets to the Funds.

  In addition, as of February 2, 1998, the funds have a new transfer agent, BISYS Fund Services. This change will enhance the funds' services. For example, customers can take advantage of an after-hours voice response system that provides share-price, performance and account information.

  Thank you for your confidence in the Pacific Capital Family of Funds. During the coming months, we will continue to monitor investment risk and to seek investment opportunities that will help you meet your long-term goals. If you have any questions or would like a Fund prospectus, please contact your registered investment representative, or call BISYS Fund Services at (800) 258-9232.

Sincerely,


/s/Walter J. Laskey                            /s/William J. Barton
Walter J. Laskey                               William J. Barton
Executive Vice President, Bank of Hawaii       Senior Vice President, Manager
Chairman, Pacific Capital Funds                Investment Management Group
                                               Pacific Century Trust


--------
/1/ With the maximum sales charge of 4.00%, the Pacific Capital Growth and Income Fund had a total return of 0.55%, the Diversified Fixed Income had a total return of 0.95%. With the maximum sales charge of 2.25%, the Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of 0.07%.

* The Standard & Poor's 500 Index is unmanaged and is generally representative of the performance of the domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  **The Lipper Growth and Income Funds Index is comprised of funds whose primary objective is to combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

 ***The Lipper Income Funds Index is comprised of funds whose primary objective is to seek a high level of current income through investing in income-producing stocks, bonds and money market instruments.

****The Lipper Short Intermediate Municipal Debt Funds Index is comprised of managed funds that invest in municipal debt issues with dollar-weighted average maturities of one to five years.


 AS WITH ALL MUTUAL FUNDS, SHARES IN THE PACIFIC CAPITAL FUNDS
      .ARE NOT FDIC INSURED
      .HAVE NO BANK GUARANTEE
      .MAY LOSE VALUE

                            FUND PERFORMANCE REPORT

                       PACIFIC CAPITAL GROWTH STOCK FUND

                      Pacific Capital Growth Stock Fund+
                       Growth of a $10,000 Investment

             S&P 500      S&P/BARRA
              Stock        Growth                   Institutional (Y)
              Index        Index++     Retail (A)*      No Load

1/31/88       10000        10000         9600           10000
1/31/89       12013        11760        10907           11435
1/31/90       13742        13848        12601           13233
1/31/91       14893        15619        14395           15161
1/31/92       18274        20021        18044           19079
1/31/93       20195        21565        18811           19936
1/31/94       22790        22641        20499           21772
1/31/95       22920        23427        20459           21762
1/31/96       31757        32783        26391           28117
1/31/97       40132        42208        31586           33760
1/31/98       50932        55232        39387           42193

* Reflects 4.0% Maximum Sales Charge
  Past performance is not predictive of future results.


10/14/94, Commencment of operations of Institutional Class

11/1/93, Commencement of operations of Retail Class

        Average Annual Total Return
1/31/98              1 Year  5 Year  10 Year
Retail (A)*          19.71%  14.98%  14.69%
Institutional (Y)    24.98%  16.18%  15.48%


 +The quoted performance of the Pacific Capital Growth Stock Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to January 31, 1988, and prior to the Fund's commencement of operations on November 1, 1993, for the Retail Class, and on October 14, 1994, for the Institutional Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Fund has changed its benchmarck from the S&P/BARRA Growth Index to the S&P 500 Stock Index, to better reflect the Fund's investment latitude. The Standard & Poor's 500 Stock Index is generally representative of the broad domestic stock universe, and the S&P/BARRA Index is representative of a less diversified index of large growth stocks; they are both unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

  Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The Fund posted a total return of 3.01%/1/ during the six months ended January 31, 1998 (returns are for Retail Class without the sales charge). That compared to a 3.56% return for the S&P 500 Stock Index.

  The most important event during the period was the financial crisis in Asia. The Asian problems hurt companies with international orientations, especially those that are sensitive to global capital spending. That group includes two sectors overweighted by the Fund: technology and oil services companies. However, our strategy of holding industry leaders like Compaq (4.3% of net assets in the portfolio) and Schlumberger (2.41%) helped bolster the Fund, since such companies held up relatively well.

  Its overweighting in health-care stocks, which did well during the period, also helped the Fund's performance relative to its benchmark. Health care, an essential growth area for the Fund, is not affected by fluctuations in global capital spending. We increased the Fund's weighting in that sector from 18.07% to 20.8%.

  We also felt that fears about the Asian crisis affecting the technology sector were overblown. Thus, we used the downturn in technology stocks to buy industry leaders at bargain prices, positioning the Fund to do well in a market rebound. The Fund's technology weighting rose from 19.64% to 22.57% of the portfolio's assets.

  We believe that the long-term outlook for the U.S. stock market is positive, and we will continue to invest in high-growth stocks. In particular, we intend to remain heavily exposed to the technology and health-care sectors, using dips in stock prices as buying opportunities.

  As of January 31, 1998, the Fund's top five holdings as a percent of total net assets were Merck (4.5%), Philip Morris (4.4%), Compaq (4.3%), Travelers (3.3%), and Cisco Systems (3.3%)./2/
--------
/1/ With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of -1.11% for the six-month period.
/2/ The composition of the Fund's holdings is subject to change.

                     PACIFIC CAPITAL GROWTH AND INCOME FUND


                    Pacific Capital Growth and Income Fund+
                        Growth of a $10,000 Investment

             S&P 500
              Stock                    Institutional (Y)
             Index++    Retail (A)*        No Load

1/31/88       10000         9600            10000
1/31/89       12013        11248            11736
1/31/90       13742        12781            13359
1/31/91       14893        13868            14547
1/31/92       18724        16150            16981
1/31/93       20195        16631            17528
1/31/94       22790        17790            18792
1/31/95       22920        18101            19145
1/31/96       31757        22839            24218
1/31/97       40132        28193            29966
1/31/98       50946        35895            38260

* Reflects 4.0% Maximum Sales Charge
  Past performance is not predictive of future results.

        Average Annual Total Return
1/31/98              1 Year  5 Year  10 Year
Retail (A)*          22.55%  15.68%  13.63%
Institutional (Y)    27.68%  16.90%  14.36%

10/14/94, Commencement of operations of the Retail and Institutional Classes

 +The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to January 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Standard & Poor's 500 Stock Index is unmanaged and is generally representative of the performance of the domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the six months ended January 31, 1998, the Fund delivered a total return of 4.74%/1/ (returns are for Retail Class without sales charge). That compared to a return of 3.56% for the Standard & Poor's 500 Stock Index and a return of 2.37% for the Lipper Growth & Income Fund Index.

  Market performance was volatile during the period, reflecting the Asian financial crisis. Although the technology stocks generally lagged during the period, certain software and networking stocks in the portfolio did well, one being Cisco Systems (2.14% of net assets in the portfolio). The Fund also benefited from its overweighting in health care, one of the top-performing sectors during the period. In particular, the major pharmaceutical stocks, such as Pfizer (1.51%), performed well. Lastly, telecommunications stocks did surprisingly well, with Century Telephone (1.21%) earning a total return of 44%.

  We increased the Fund's exposure to domestic retail stocks by adding Kohl's Department Stores (1.24%) and Newell Co. (1.00%). Newell imports from Asia and thus is likely to benefit from weak currencies in that region. We also took new positions in selected money-management firms. Among them was T. Rowe Price (1.11%), which we felt was undervalued. The technology sector's volatility created bargains in that sector, and we added to the Fund's stake in Compaq (2.97%) when its price declined.

  Going forward, we expect slower economic growth. We will continue to monitor closely both topline sales and earnings momentum. We anticipate maintaining overweightings in technology and health care, while building an overweighting in financial stocks.

  As of January 31, 1998, the Fund's top five holdings as a percent of total net assets were Philip Morris (4.05%), Merck & Co. (3.22%), Compaq (2.97%), GTE Corporation (2.63%) and Bank of America Corporation (2.33%)./2/
--------
/1/ With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of 0.55% for the six-month period.
/2/ The composition of the Fund's holdings is subject to change.

                     PACIFIC CAPITAL NEW ASIA GROWTH FUND+


                         Pacific Capital New Asia Fund
                        Growth of a $10,000 Investment

             MSCI AC
             Far East
             Free ex                   Institutional (Y)
             Japan++    Retail (A)*        No Load

2/15/95       10331        9480             10000
1/31/96       10704       11527             12183
1/31/97       12150       12727             13490
1/31/98        6684        8468              8990

* Reflects 5.25% Maximum Sales Charge
  Past performance is not predictive of future results.

       Average Annual Total Return
                                    Since
                                  Inception
1/31/98                 1 Year    (2/15/95)
Retail (A)*            -36.97%     -5.45%
Institutional (Y)      -33.36%     -3.53%

++The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) AC Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the six months ended January 31, 1998, the Fund's net asset value declined from $13.89 to $7.70 (Retail Class), and the Fund posted a total return of -37.96%./1/ That compared to a -49.85% loss for the Fund's benchmark, the MSCI AC Far East Free ex Japan Index.

  The continued economic problems in Southeast Asia led to significant declines in the markets of that region during the period. However, the Fund's large investments in Hong Kong, China and Taiwan helped reduce losses, as those markets weathered the crisis relatively well. We continued to invest heavily in sectors that we believe can generate long-term sustainable growth. Infrastructure is one such sector; companies in that area recently accounted for around 20% of the portfolio. Electronics companies stood at 17% of the portfolio./2/

  We reduced the Fund's exposure to consumer-related stocks, which now account for only about 6% of the portfolio. That decision reflects concern about slowing economic growth in the region and its likely impact on consumer demand.

  There may be continued volatility in Asia during the coming months. However, investor concerns have in some cases been overblown. For example, some investors worry that China might devalue its currency to make it easier for their exports to compete with exports from other countries in the region, such as Thailand. However, the Chinese government is very aware of the risks of devaluing their currency and does not need to do so at this time. Economic growth may slow in the region, and some countries may experience recessions.

  The turmoil in Asia has created a number of opportunities for the Fund. We anticipate that by mid-February we will act to reduce the cash stake of the portfolio from around 40% of assets to approximately 25%. We will focus on companies that are likely to emerge from the crisis with increased market shares and better competitive positions.

  Export-related stocks may have potential to become a much higher percentage of the portfolio going forward, with a special focus on export-oriented businesses that have U.S. dollar revenues. That will increase our exposure to Taiwan and electronics. However, we will be mindful of the somewhat high valuations in Taiwan as well as of concerns for a potential slowdown in demand for personal computers.

  The recent declines in these markets may have caused some investors to rethink their commitment to the region. Our commitment remains strong, and we will look for ways to take advantage of the recent downturn by investing in companies and sectors whose qualities may have been overlooked in the recent environment.
--------
/1/ With the maximum sales charge of 5.25%, the Fund's Retail Class shares had a total return of -41.22% for the six-month period.
/2/ The composition of the Fund's holdings is subject to change.
  + International investing involves increased risk and volatility.

                 PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND

                Pacific Capital U.S. Treasury Securities Fund+
                       Growth of a $10,000 Investment

            Merrill Lynch
           U.S. Treasuries
            All Maturity                      Institutional (Y)
              Index            Retail (A)*         No Load

1/31/88       10000              9600               10000
1/31/89       10666              9884               10296
1/31/90       12311             10894               11394
1/31/91       13042             12053               12613
1/31/92       14332             13427               14077
1/31/93       16500             14950               15697
1/31/94       18296             16523               17386
1/31/95       18260             15370               16181
1/31/96       20041             18694               19733
1/31/97       21057             18267               19349
1/31/98       23195             20103               21344

* Reflects 4.0% Maximum Sales Charge
  Past performance is not predictive of future results.

         Average Annual Total Return
1/31/98              1 Year  5 Year  10 Year
Retail (A)*           5.70%   5.23%   7.23%
Institutional (Y)    10.31%   6.33%   7.88%


10/14/94, Commencement of operations
          of Institutional Class

11/1/93, Commencement of operations
         of Retail Class

 +The quoted performance of the Pacific Capital U. S. Treasury Securities Fund
  ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to January 31, 1988, and prior to the Fund's commencement of operations on November 1, 1993, for the Retail Class, and on October 14, 1994, for the Institutional Class as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Merrill Lynch U.S. Treasuries All Maturity Index represents the performance of both short-term and long-term U.S. Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  Interest rates generally moved lower during the six-month period, with most of the decline coming among longer term securities. For example, the yield on a 30-year Treasury bond fell from 6.30% at the start of the period to 5.86% on January 31, 1998. Several important factors contributed to that interest rate decline.

  First, economic turmoil in Asia caused a flight of capital from those markets into other investments--including the U.S. Treasury market. Concerns that the Asian markets' crisis would contribute to a global slowdown in GDP (Gross Domestic Product) growth also were favorable for the bond market. Second, domestic fiscal and monetary policy contributed to the strong performance of the bond market. A projected 1998 budget surplus could mean that fewer new bonds will need to be issued in the coming year, which should support existing bond prices. Meanwhile, the Federal Reserve refrained from changing interest rates during the period.

  Third, inflation remained very low during the period, making bonds' real returns more attractive to investors. In that environment, we extended the Fund's average maturity and duration to lock-in higher yields.

  We increased the Fund's average maturity from 8.66 years at the start of the period to 9.76 years by January 31, 1998, raising the duration from 5.39 years to 6.05 years. The Fund's duration is now 20% longer than that of its index, the Merrill Lynch U.S. Treasuries All Maturity Index./1/

  Looking ahead, we will seek to maintain the Fund's duration and average maturity longer than those of its benchmark. We also believe the Asian economic crisis will contribute to slower growth in the United States. In that environment we expect long-term interest rates to continue to decline, boosting the prices of the longer term securities that the Fund holds.
--------
/1/ The composition of the Fund's holdings is subject to change.

        PACIFIC CAPITAL SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

       Pacific Capital Short Intermediate U.S. Treasury Securities Fund
                       Growth of a $10,000 Investment

            Merrill Lynch
              3-6 Year
           U.S. Treasury                 Institutional (Y)
              Index+       Retail (A)*       No Load

1/31/93       10000           9775            10000
1/31/94       10111           9869            10096
1/31/95        9904           9459             9692
1/31/96       11405          10689            10992
1/31/97       11740          10832            11156
1/31/98       12831          11700            12079

* Reflects 2.25% Maximum Sales Charge
  Past performance is not predictive of future results.


10/14/94, Commencement of operations
          of the Institutional Class

      Average Annual Total Return
                                 Since
                               Inception
1/31/98              1 Year    (12/13/93)
Retail (A)*           5.56%      3.87%
Institutional (Y)     8.28%      4.67%

+The performance of the Pacific Capital Short Intermediate U.S Treasury
 Securities Fund is measured against the Merrill Lynch 3-5- Year U.S. Treasury Index, which is unmanaged and is generally representative of the performance of short-term Treasury bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  Short-term interest rates declined during the six months ended January 31, 1998, reflecting a combination of factors that supported bond prices. Most significant was the economic turmoil in Asia, which many investors believe will result in slower economic growth worldwide. In the United States, inflation remained in check during the period, and therefore, the Federal Reserve kept the federal funds rate steady at 5.5%. Further good news for bonds came in the form of a projected U.S. budget surplus in 1998.

  The Fund began the period with its duration and average maturity slightly shorter than those of its benchmark, the Merrill Lynch 3-5-Year Treasury Index. When rates began falling, we extended the Fund's average maturity and duration to lock-in higher yields. We increased the Fund's average maturity from 3.91 years at the start of the period to 4.11 years by January 31, 1998, extending the duration from 3.21 years to 3.46 years. The Fund's duration is now approximately 4% longer than that of its benchmark./1/

  We believe that the Asian economic crisis will contribute to slower growth in the United States. That should allow the Federal Reserve to lower short-term interest rates in the second quarter of 1998. Once that occurs, we will further lengthen the Fund's average maturity and duration to keep the Fund's position longer than that of its benchmark. However, since we are currently close to the Fund's average maturity limit of five years, we do not expect any lengthening to be particularly dramatic.
--------
/1/ The composition of the Fund's holdings is subject to change.

                 PACIFIC CAPITAL DIVERSIFIED FIXED INCOME FUND

                Pacific Capital Diversified Fixed Income Fund+
                        Growth of a $10,000 Investment

           Merrill Lynch
            Corporate &
            Government                    Institutional (Y)
           Master Index++    Retail (A)*       No Load

1/31/88       10000            9600            10000
1/31/89       10546            9923            10358
1/31/90       11726           10846            11352
1/31/91       13033           12000            12573
1/31/92       14722           13600            14300
1/31/93       16432           15108            15928
1/31/94       18131           17108            18079
1/31/95       17608           15634            16668
1/31/96       20709           18922            20231
1/31/97       21208           18702            20031
1/31/98       23590           20637            22145

* Reflects 4.0% Maximum Sales Charge
  Past performance is not predictive of future results.


10/14/94, Commencement of operations of the Retail and Institutional Classes

        Average Annual Total Return
1/31/98              1 Year  5 Year  10 Year
Retail (A)*           5.90%   5.57%   7.51%
Institutional (Y)    10.56%   6.81%   8.27%

 +The quoted performance of the Pacific Capital Diversified Fixed Income Fund
  ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to January 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Merrill Lynch Corporate & Government Master Index is unmanaged and is generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The economy continued to show evidence of strong growth during the six-month period that ended January 31, 1998. After rising early in the period due to investor fears that a tight labor market would rekindle inflation, interest rates ended the period lower. The yield on a 30-year U.S. Treasury bond fell from 6.30% to 5.86%. In that environment, the Fund posted a total return of 5.15%/1/ for the period (returns are for Retail Class without the sales charge).

  Rates fell because the flight to quality from the Asian economic crisis resulted in strong buying of U.S. Treasury bonds and other U.S. dollar-denominated securities. Investors also anticipated that the Asian economic problems would slow U.S. domestic economic growth. Those factors combined with continued low inflation to bring interest rates back down to the lowest levels we have seen in several years.

  In that environment, we extended the Fund's duration from 5.2 years to 6.3 years--20% longer than that of its benchmark, the Merrill Lynch Corporate & Government Master Index. The Fund's average maturity rose from 8 years to 11.5 years.

  We invested 35% of the Fund's assets in U.S. Treasury bonds and 12% in agency securities. The remaining 53% of the portfolio was invested in AA and AAA-rated corporate bonds. Such high-quality securities outperformed lower rated issues during the period. The average credit quality of the Fund's holdings remained AAA./2/

  Looking ahead, we expect the Asian financial crisis to have a global deflationary effect and to contribute to slower domestic economic growth in 1998. With inflation still low, we believe the Federal Reserve will act to lower interest rates during the second quarter of 1998. We will seek to continue to position the Fund longer than its benchmark to capture higher yields and greater potential price appreciation if interest rates decline.
--------
/1/ With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of 0.95% for the period.
/2/ The composition of the Fund's holdings is subject to change.

                   PACIFIC CAPITAL TAX-FREE SECURITIES FUND+

                   Pacific Capital Tax-Free Securities Fund+
                        Growth of a $10,000 Investment
              Lehman
             Brothers
             Municipal                  Institutional (Y)
            Bond Index++   Retail (A)*       No Load

1/31/88       10000          9600            10000
1/31/89       10857         10384            10844
1/31/90       11729         11165            11688
1/31/91       12814         11903            12500
1/31/92       14211         13097            13781
1/31/93       15608         14218            15000
1/31/94       17522         15870            16781
1/31/95       16898         15014            15958
1/31/96       19442         17179            18284
1/31/97       20189         17624            18806
1/31/98       22230         19262            20639

* Reflects 4.0% Maximum Sales Charge
  Past performance is not predictive of future results.


10/14/94, Commencement of operations of the Retail and Institutional Classes

        Average Annual Total Return
1/31/98              1 Year  5 Year  10 Year
Retail (A)*           4.91%   5.40%   6.78%
Institutional (Y)     9.75%   6.59%   7.51%

 +The quoted performance of the Pacific Capital Tax-Free Securities Fund
  ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to January 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Lehman Brothers Municipal Bond Index is unmanaged and is generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  During the six-month period ended January 31, 1998, the financial markets continued to be volatile. This situation was further amplified by the financial crisis in Asia, which spread its way through the global financial markets. The 30-year Treasury yield began the period at 6.30%, moved to a high of 6.69% in mid-September, and fell to a low of 5.69% in mid-January before rising to 5.80% on January 31, 1998. The municipal bond market took its direction from the Treasury market, but the volatility was less pronounced. The 30-year AAA G.O. yield started the period at 5.06%, moved to 5.30% on September 1, 1997, fell to a low of 4.80% on January 15, 1998, and ended the period at 4.92%.

  During the period, cash flow into municipal bond funds remained very flat, as investors' attention continued to be drawn to the equity markets. Unexpected refunding issues boosted new issue supply in the market, as interest rates declined to levels not seen since 1993. Credit spreads also continued to narrow as the overall credit quality of many states and municipalities continued to improve, a reflection of the strength of the national economy. Hawaii, unfortunately, did not participate in this prosperity as it slid into the seventh year of economic doldrums. Fortunately for the Fund, we have been proactive in the purchase of secondary insurance to attach to most of the Hawaii bonds to immunize the portfolio against credit-quality deterioration. We also have focused our efforts in bolstering the portfolio with insured and high-grade bonds from economically strong states to fulfill the balanced objectives of diversification, performance and principal preservation.

  For the period ended January 31, 1998, the Fund had a six-month total return of 3.76%/1/, and a one year total return of 9.30% (returns are for Retail Class without the sales charge). The one-year return would translate to a higher double-digit taxable equivalent return depending on one's marginal tax rate. Because of our emphasis on credit quality, the Fund continues to have an average rating of AAA. The non-Hawaii portion of the Fund continues to be invested in "specialty states" (states with a high state income tax and concentration of wealth to enhance liquidity and performance) that show a sound diverse economic base with potential for improvement, such as California./2/

  It is our opinion that the Asian financial crisis will continue to unravel, giving support to the notion that it will slow down exports while imports from the region will compete with domestic goods to keep prices down. The threat of recession or global financial meltdown may prevent the Federal Reserve from tightening interest rates. All this, together with the absence of inflationary pressures, as evidenced by both the PPI (Producer Price Index) and the CPI (Consumer Price Index) data to date and the anticipated slowdown in the domestic economy, combines to create a very positive scenario for the bond market. We have positioned the portfolio with a longer average maturity and duration to take advantage of the potential rally.
--------
/1/ With the maximum sales charge of 4.00%, the Fund's Retail Class shares had a total return of -0.39% for the six-month period, and 4.91% for the one-year period.
/2/ The composition of the Fund's holdings is subject to change.
  + The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

          PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

         Pacific Capital Tax-Free Short Intermediate Securities Fund+
                        Growth of a $10,000 Investment
              Lehman
             Brothers
              5-Year
             Municipal                     Institutional (Y)
            Bond Index++   Retail (A)*         No Load

1/31/88       10000          9776              10000
1/31/89       10450          9974              10234
1/31/90       11236         10540              10837
1/31/91       12274         11171              11505
1/31/92       13526         12053              12450
1/31/93       14688         12658              13107
1/31/94       15423         13368              13871
1/31/95       15772         13105              13674
1/31/96       17567         14107              14754
1/31/97       18191         14477              15184
1/31/98       19461         15205              16017

* Reflects 2.25% Maximum Sales Charge
  Past performance is not predictive of future results.

10/14/94, Commencement of operations of the Retail and Institutional Classes

        Average Annual Total Return
                                      Since
                                    Inception
1/31/98              1 Year  5 Year (3/31/88)
Retail (A)*           2.68%   3.27%   4.35%
Institutional (Y)     5.49%   4.09%   4.90%

 +The quoted performance of the Pacific Capital Tax-Free Short Intermediate
  Securities Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by Pacific Century Trust and managed the same as the Fund in all material respects, for periods dating back to March 31, 1988, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

++The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index that tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with a maturity range of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

  Investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  The six-month period through January 31, 1998, was marked by financial turmoil in Southeast Asia and volatility throughout the global equity markets. The Federal Reserve opted to leave interest rates unchanged in light of those conditions as well as an absence of inflationary pressures and the presence of signs of a slowdown in the U.S. domestic economy. Against this backdrop, the bond market pushed through to new highs, supported by a flight to quality and safety.

  Municipal bonds gained less than Treasury bonds as the overall bond market rallied. Yields on short-term municipal securities declined five basis points during the six-month period, compared to a larger decline of approximately half a percentage point on comparable Treasuries. Because of the lagging performance, short-term municipal bond yields as a ratio of Treasury yields cheapened from below 70% to approximately 75% of Treasury yields.

  With the threat of a Federal Reserve tightening substantially reduced, we were aggressive in extending the Fund's average maturity from three years at the beginning of the period to five years (the maximum allowable maturity for the Fund) on January 31, 1998. The Fund also continued to emphasize credit quality, with an average rating of AAA, in part because lower quality issues offered only a very small yield advantage. Meanwhile, the Fund's holdings (approximately 60% of assets) in Hawaiian municipal issues offered state residents double tax-exempt yields, while its investments outside of the state offered the benefits of diversification./1/

  The Asian financial crisis, which continues to unfold, likely will reduce U.S. exports and economic growth. Furthermore, the devaluation of Asian currencies will cause imports to be more competitive, and thus keep a lid on domestic prices. In light of our bullish outlook, we will seek to continue to maintain a longer average maturity for the Fund while remaining focused on credit quality.
--------
/1/ The composition of the Fund's holdings is subject to change.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                JANUARY 31, 1998
                                  (UNAUDITED)

                                                      SHORT INTERMEDIATE
                             GROWTH     U.S. TREASURY   U.S. TREASURY     GROWTH AND
                             STOCK       SECURITIES       SECURITIES        INCOME
                              FUND          FUND             FUND            FUND
                          ------------  ------------- ------------------ ------------
        ASSETS:
Investments, at value
 (Cost $236,950,403;
 $20,425,105;
 $32,742,603; and
 $104,516,338,
 respectively)..........  $339,926,141   $22,286,358     $33,624,777     $136,366,033
                          ------------   -----------     -----------     ------------
Interest and dividends
 receivable.............       172,392       524,628         549,223          146,472
Receivable for capital
 shares issued..........         1,950           --           10,000           11,759
Receivable from brokers
 for investments sold...     3,936,169           --              --           774,977
Prepaid expenses and
 other assets...........         5,976         2,257           2,498            4,395
                          ------------   -----------     -----------     ------------
  Total Assets..........   344,042,628    22,813,243      34,186,498      137,303,636
                          ------------   -----------     -----------     ------------
      LIABILITIES:
Dividends payable.......           --         10,596          14,988              --
Payable for capital
 shares redeemed........           --            --              --               455
Payable to brokers for
 investments purchased..     4,064,973           --              --         1,363,226
Accrued expenses and
other payables:
 Investment advisory
  fees..................       232,823         7,026           8,954           92,291
 Administration fees....         8,827           591             840            3,523
 Distribution fees--
  Retail Class..........         2,240           234             137              965
 Fund accounting fees...         1,355           --              --               402
 Trustees' fees.........         4,210           650             572            2,053
 Custodian fees.........         3,646           664           1,094            3,194
 Legal fees.............        10,353         1,554           2,265            5,199
 Audit fees.............        13,177         1,576           1,675            5,047
 Printing costs.........        12,181         1,306           1,192            4,597
 Other..................         1,886           197             455              486
                          ------------   -----------     -----------     ------------
  Total Liabilities.....     4,355,671        24,394          32,172        1,481,438
                          ------------   -----------     -----------     ------------
      NET ASSETS:
Capital.................   219,278,644    24,921,556      33,420,994       97,341,825
Undistributed
 (distributions in excess
 of) net investment
 income.................      (190,655)      (35,526)             48           10,201
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........    17,623,230    (3,958,434)       (148,890)       6,620,477
Unrealized appreciation
 (depreciation) from
 investments............   102,975,738     1,861,253         882,174       31,849,695
                          ------------   -----------     -----------     ------------
   Net Assets............  $339,686,957   $22,788,849     $34,154,326     $135,822,198
                          ============   ===========     ===========     ============
Net Assets
 Retail Class...........  $ 10,443,889   $ 1,049,870     $   635,534     $  4,570,644
 Institutional Class....   329,243,068    21,738,979      33,518,792      131,251,554
                          ------------   -----------     -----------     ------------
  Total.................  $339,686,957   $22,788,849     $34,154,326     $135,822,198
                          ============   ===========     ===========     ============
Outstanding units of
 beneficial interest
 (shares)
 Retail Class...........       682,901       109,237          65,540          277,287
 Institutional Class....    21,492,529     2,260,074       3,450,461        7,953,417
                          ------------   -----------     -----------     ------------
  Total.................    22,175,430     2,369,311       3,516,001        8,230,704
                          ============   ===========     ===========     ============
Net Asset Value
 Retail Class--
  redemption price per
  share.................  $      15.29   $      9.61     $      9.70     $      16.48
                          ============   ===========     ===========     ============
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%            4.00%
                          ------------   -----------     -----------     ------------
 Retail Class--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......  $      15.93   $     10.01     $      9.92     $      17.17
                          ============   ===========     ===========     ============
Institutional Class--
 offering and redemption
 price per share........  $      15.32   $      9.62     $      9.71     $      16.50
                          ============   ===========     ===========     ============


                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 1998
                                  (UNAUDITED)

                                                           TAX-FREE
                          DIVERSIFIED     TAX-FREE    SHORT INTERMEDIATE  NEW ASIA
                          FIXED INCOME   SECURITIES       SECURITIES       GROWTH
                              FUND          FUND             FUND           FUND
                          ------------  ------------  ------------------ -----------
        ASSETS:
Investments, at value
 (Cost $141,308,263;
 $377,220,781;
 $55,804,654; and
 $19,631,134,
 respectively)..........  $148,186,922  $414,355,512     $56,802,677     $16,412,102
                          ------------  ------------     -----------     -----------
Foreign currency (Cost
$715,653)...............           --            --              --          692,089
Interest and dividends
receivable..............     3,010,755     4,837,917         588,439          26,524
Receivable from brokers
for investments sold....           --        985,640             --          187,352
Prepaid expenses and
other assets............         3,541         8,971             527          15,939
                          ------------  ------------     -----------     -----------
  Total Assets..........   151,201,218   420,188,040      57,391,643      17,334,006
                          ------------  ------------     -----------     -----------
      LIABILITIES:
Dividends payable.......        69,374       164,539          17,347             --
Payable for capital
shares redeemed.........           --            --              --            2,908
Payable to brokers for
investments purchased...           --      1,898,325       2,130,200         319,181
Accrued expenses and
other payables:
 Investment advisory
  fees..................        60,434       166,074          18,873           9,177
 Administration fees....         3,951        10,961           1,355             412
 Distribution fees--
  Retail Class..........           316           517             127             463
 Fund accounting fees...           459           --              623             --
 Transfer agent fees....           --            --              804             --
 Trustees' fees.........         3,364         6,636             868             346
 Custodian fees.........         3,310         9,476           3,522          24,950
 Legal fees.............         6,759        14,448           4,844             --
 Audit fees.............         8,396        18,580           2,562           1,682
 Printing costs.........         7,494        14,738           1,797             --
 Other..................         1,182        11,195           9,508          16,381
                          ------------  ------------     -----------     -----------
  Total Liabilities.....       165,039     2,315,489       2,192,430         375,500
                          ------------  ------------     -----------     -----------
      NET ASSETS:
Capital.................   145,818,698   380,599,322      54,137,276      24,247,221
Undistributed
(distributions in excess
of) net investment
income..................            (2)           18               7          (8,281)
Accumulated
 undistributed net
 realized gains (losses)
 from investment and
 foreign currency
 transactions...........    (1,661,176)      138,480          63,907      (4,029,674)
Unrealized appreciation
(depreciation) from
investments.............     6,878,659    37,134,731         998,023      (3,219,032)
Unrealized depreciation
 from translation of
 assets and liabilities
 in foreign currency....           --            --              --          (31,728)
                          ------------  ------------     -----------     -----------
  Net Assets............  $151,036,179  $417,872,551     $55,199,213     $16,958,506
                          ============  ============     ===========     ===========
Net Assets
 Retail Class...........  $  1,445,669  $  2,356,428     $   582,089     $ 2,091,158
 Institutional Class....   149,590,510   415,516,123      54,617,124      14,867,348
                          ------------  ------------     -----------     -----------
  Total.................  $151,036,179  $417,872,551     $55,199,213     $16,958,506
                          ============  ============     ===========     ===========
Outstanding units of
beneficial interest
(shares)
 Retail Class...........       131,928       215,406          57,222         271,511
 Institutional Class....    13,552,843    37,847,910       5,340,709       1,924,893
                          ------------  ------------     -----------     -----------
  Total.................    13,684,771    38,063,316       5,397,931       2,196,404
                          ============  ============     ===========     ===========
Net Asset Value
 Retail Class--
  redemption price per
  share.................  $      10.96  $      10.94     $     10.17     $      7.70
                          ============  ============     ===========     ===========
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%           5.25%
                          ------------  ------------     -----------     -----------
 Retail Class--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......  $      11.42  $      11.40     $     10.40     $      8.13
                          ============  ============     ===========     ===========
 Institutional Class--
  offering and
  redemption price per
  share.................  $      11.04  $      10.98     $     10.23     $      7.72
                          ============  ============     ===========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1998
                                  (UNAUDITED)

                                                      SHORT INTERMEDIATE
                                        U.S. TREASURY   U.S. TREASURY    GROWTH AND
                          GROWTH STOCK   SECURITIES       SECURITIES       INCOME
                              FUND          FUND             FUND           FUND
                          ------------  ------------- ------------------ -----------
INVESTMENT INCOME:
Interest income.........  $        --    $  752,565       $  850,177     $     1,664
Dividend income.........     1,329,776        5,565            8,051         966,603
Foreign tax withholding.        (1,524)         --               --              --
                          ------------   ----------       ----------     -----------
  Total Income..........     1,328,252      758,130          858,228         968,267
                          ------------   ----------       ----------     -----------
EXPENSES:
Investment advisory
fees....................       963,883       69,447           71,262         516,333
Administration fees.....       240,973       23,149           28,505         129,087
Distribution fees--
Retail Class............        37,814        3,991            2,292          15,247
Custodian fees..........        10,026        1,918            2,109           8,736
Accounting fees.........        37,469        4,290            4,972          20,692
Legal fees..............        23,480        1,312            1,538          12,432
Audit fees..............        11,602        1,422            1,294           7,920
Trustees' fees and
expenses................        10,532          978            1,160           5,684
Transfer agent fees.....        10,786        8,130            8,304           9,834
Registration and filing
fees....................           672          228              226             600
Printing costs..........        16,108          848            1,653           9,116
Other...................         2,896          165              328           1,246
                          ------------   ----------       ----------     -----------
  Total expenses before
  voluntary fee
  reductions............     1,366,241      115,878          123,643         736,927
  Expenses voluntarily
  reduced...............       (73,403)     (12,050)         (37,159)        (35,984)
                          ------------   ----------       ----------     -----------
  Net Expenses..........     1,292,838      103,828           86,484         700,943
                          ------------   ----------       ----------     -----------
Net Investment Income...        35,414      654,302          771,744         267,324
                          ------------   ----------       ----------     -----------
REALIZED/UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS:
Net realized gains on
investment transactions.    34,038,041      143,656            2,498      11,471,726
Net change in unrealized
appreciation on
investments.............   (21,917,038)     386,614          469,185      (5,387,754)
                          ------------   ----------       ----------     -----------
Net realized/unrealized
gains (losses) on
investments.............    12,121,003      530,270          471,683       6,083,972
                          ------------   ----------       ----------     -----------
Change in net assets
resulting from
operations..............  $ 12,156,417   $1,184,572       $1,243,427     $ 6,351,296
                          ============   ==========       ==========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JANUARY 31, 1998
                                  (UNAUDITED)

                                                         TAX-FREE
                          DIVERSIFIED   TAX-FREE    SHORT INTERMEDIATE  NEW ASIA
                          FIXED INCOME SECURITIES       SECURITIES       GROWTH
                              FUND        FUND             FUND           FUND
                          ------------ -----------  ------------------ -----------
INVESTMENT INCOME:
Interest income.........   $4,614,298  $ 9,154,306      $  930,293     $   125,851
Dividend income.........       49,824       32,885          15,619         155,722
Foreign tax withholding.          --           --              --           (8,311)
                           ----------  -----------      ----------     -----------
  Total Income..........    4,664,122    9,187,191         945,912         273,262
                           ----------  -----------      ----------     -----------
EXPENSES:
Investment advisory
fees....................      431,838      995,189         104,439          84,273
Administration fees.....      143,947      331,731          41,776          18,728
Distribution fees--
Retail Class............        5,016        9,362           2,369          10,198
Custodian fees..........        5,832       15,670           6,596          48,444
Accounting fees.........       23,725       64,568           8,964           6,415
Legal fees..............       11,208       30,754           1,888          12,000
Audit fees..............        5,166       14,378           1,546           1,294
Trustees' fees and
expenses................        5,520       13,776           1,780             954
Transfer agent fees.....        9,912       12,734           8,106           8,546
Registration and filing
fees....................          924          590           1,202             486
Printing costs..........        6,170       18,036           2,854           5,905
Other...................          952        3,157             371             162
                           ----------  -----------      ----------     -----------
  Total expenses before
   voluntary fee
   reductions and
   reimbursements.......      650,210    1,509,945         181,891         197,405
  Expenses voluntarily
  reduced...............      (51,443)    (125,687)        (16,569)        (11,480)
  Expenses reimbursed...          --           --              --           (3,671)
                           ----------  -----------      ----------     -----------
  Net Expenses..........      598,767    1,384,258         165,322         182,254
                           ----------  -----------      ----------     -----------
Net Investment Income...    4,065,355    7,802,933         780,590          91,008
                           ----------  -----------      ----------     -----------
REALIZED/UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gains
(losses) on investment
transactions............      899,901      753,707         108,357      (3,930,954)
Net realized gains
(losses) on foreign
currency transactions...          --           --              --          (98,718)
Net change in unrealized
appreciation on
investments.............    2,726,088    5,604,014         283,985      (4,894,547)
Net change in unrealized
 appreciation
 (depreciation) on
 translation of assets
 and liabilities in
 foreign currencies.....          --           --              --          (18,817)
                           ----------  -----------      ----------     -----------
Net realized/unrealized
gains on investments and
foreign currencies......    3,625,989    6,357,721         392,342      (8,943,036)
                           ----------  -----------      ----------     -----------
Change in net assets
resulting from
operations..............   $7,691,344  $14,160,654      $1,172,932     $(8,852,028)
                           ==========  ===========      ==========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SHORT INTERMEDIATE
                                GROWTH STOCK FUND         U.S. TREASURY SECURITIES FUND  U.S. TREASURY SECURITIES FUND
                          ------------------------------  ------------------------------ ------------------------------
                             SIX MONTHS        YEAR          SIX MONTHS        YEAR         SIX MONTHS        YEAR
                               ENDED           ENDED           ENDED           ENDED          ENDED           ENDED
                          JANUARY 31, 1998 JULY 31, 1997  JANUARY 31, 1998 JULY 31, 1997 JANUARY 31, 1998 JULY 31, 1997
                          ---------------- -------------  ---------------- ------------- ---------------- -------------
                            (UNAUDITED)                     (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..    $     35,414   $    820,755     $   654,302     $ 1,418,321    $   771,744    $  1,307,440
 Net realized gains
  (losses) on investment
  transactions..........      34,038,041     18,904,660         143,656        (192,623)         2,498         (52,500)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments...........     (21,917,038)    54,151,452         386,614         873,271        469,185         504,853
                            ------------   ------------     -----------     -----------    -----------    ------------
Change in net assets
 resulting from
 operations.............      12,156,417     73,876,867       1,184,572       2,098,969      1,243,427       1,759,793
                            ------------   ------------     -----------     -----------    -----------    ------------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................          (3,666)       (13,022)        (28,821)        (52,996)       (15,791)        (38,945)
 In excess of net
  investment income.....             --          (3,861)            --           (7,810)           --              --
 From net realized
  gains.................      (1,563,676)           (24)            --              --             --              --
 In excess of net
  realized gains........             --             --              --              --             --              --
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
From net investment
income..................        (207,716)      (857,427)       (625,483)     (1,365,325)      (755,945)     (1,268,495)
In excess of net
 investment income......             --         (17,466)            --          (32,190)           --              --
From net realized gains.     (29,415,345)          (777)            --              --             --              --
In excess of net
realized gains..........             --             --              --              --             --              --
                            ------------   ------------     -----------     -----------    -----------    ------------
Change in net assets
 from shareholder
 distributions..........     (31,190,403)      (892,577)       (654,304)     (1,458,321)      (771,736)     (1,307,440)
                            ------------   ------------     -----------     -----------    -----------    ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      27,520,671     39,726,376         412,366       1,643,143      2,897,159      12,120,256
 Proceeds from shares
  issued in connection
  with common trust fund
  acquistion............     120,286,123            --              --              --       9,573,342             --
 Dividends reinvested...      30,004,614         92,112         628,503       1,415,273         38,682          92,421
 Cost of shares
  redeemed..............     (27,239,671)   (82,478,968)     (3,701,476)     (3,007,324)    (6,166,995)    (10,025,991)
                            ------------   ------------     -----------     -----------    -----------    ------------
Change in net assets
 from share
 transactions...........     150,571,737    (42,660,480)     (2,660,607)         51,092      6,342,188       2,186,686
                            ------------   ------------     -----------     -----------    -----------    ------------
Change in net assets....     131,537,751     30,323,810      (2,130,339)        691,740      6,813,879       2,639,039
NET ASSETS:
 Beginning of period....     208,149,206    177,825,396      24,919,188      24,227,448     27,340,447      24,701,408
                            ------------   ------------     -----------     -----------    -----------    ------------
 End of period..........    $339,686,957   $208,149,206     $22,788,849     $24,919,188    $34,154,326    $ 27,340,447
                            ============   ============     ===========     ===========    ===========    ============
SHARE TRANSACTIONS:
 Issued.................       1,676,865      2,786,983          43,248         178,092        302,823       1,287,668
 Issued in connection
  with common trust fund
  acquisition...........       8,205,056            --              --              --         995,150             --
 Reinvested.............       1,991,083          6,775          66,758         153,769          4,048           9,773
 Redeemed...............      (1,632,304)    (5,810,150)       (397,860)       (325,626)      (644,730)     (1,060,313)
                            ------------   ------------     -----------     -----------    -----------    ------------
Change in shares........      10,240,700     (3,016,392)       (287,854)          6,235        657,291         237,128
                            ============   ============     ===========     ===========    ===========    ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                             GROWTH AND INCOME FUND      DIVERSIFIED FIXED INCOME FUND      TAX-FREE SECURITIES FUND
                         ------------------------------  ------------------------------  -------------------------------
                            SIX MONTHS        YEAR          SIX MONTHS        YEAR          SIX MONTHS         YEAR
                              ENDED           ENDED           ENDED           ENDED            ENDED           ENDED
                         JANUARY 31, 1998 JULY 31, 1997  JANUARY 31, 1998 JULY 31, 1997  JANUARY 31, 1998  JULY 31, 1997
                         ---------------- -------------  ---------------- -------------  ----------------- -------------
                           (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..   $    267,324   $    754,342     $  4,065,355   $  8,212,087     $  7,802,933    $ 14,235,541
 Net realized gains
  (losses) on investment
  transactions..........     11,471,726      7,101,576          899,901     (2,549,993)         753,707       1,060,114
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments...........     (5,387,754)    31,411,841        2,726,088      7,498,463        5,604,014      11,477,661
                           ------------   ------------     ------------   ------------     ------------    ------------
Change in net assets
 resulting from
 operations.............      6,351,296     39,267,759        7,691,344     13,160,557       14,160,654      26,773,316
                           ------------   ------------     ------------   ------------     ------------    ------------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................         (5,582)        (9,645)         (36,085)       (61,085)         (55,497)        (58,439)
 In excess of net
  investment income.....            --          (2,559)             --             --               --              --
 From net realized
  gains.................       (376,436)       (74,382)             --             --           (12,546)         (3,793)
 In excess of net
  realized gains........            --             --               --         (10,239)             --              --
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income................       (296,149)      (719,837)      (4,029,272)    (8,151,002)      (7,747,418)    (14,177,102)
 In excess of net
  investment income.....            --             --               --             --               --              --
 From net realized
  gains.................    (10,964,762)    (3,890,622)             --             --        (1,612,136)     (1,632,634)
 In excess of net
  realized gains........            --             --               --      (1,342,055)             --              --
                           ------------   ------------     ------------   ------------     ------------    ------------
Change in net assets
 from shareholder
 distributions..........    (11,642,929)    (4,697,045)      (4,065,357)    (9,564,381)      (9,427,597)    (15,871,968)
                           ------------   ------------     ------------   ------------     ------------    ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................     20,071,849     45,972,983       25,040,323     45,518,283       20,921,819      33,235,182
 Proceeds from shares
  issued in connection
  with common trust fund
  acquisition...........            --             --         8,914,400            --       104,600,137             --
 Dividends reinvested...     11,197,352      2,407,024           58,070        669,521        1,639,497       1,633,767
 Cost of shares
  redeemed..............    (17,702,727)   (30,990,437)     (20,288,680)   (78,932,125)     (13,331,255)    (35,963,665)
                           ------------   ------------     ------------   ------------     ------------    ------------
Change in net assets
 from share
 transactions...........     13,566,474     17,389,570       13,724,113    (32,744,321)     113,830,198      (1,094,716)
                           ------------   ------------     ------------   ------------     ------------    ------------
Change in net assets....      8,274,841     51,960,284       17,350,100    (29,148,145)     118,563,255       9,806,632
NET ASSETS:
 Beginning of period....    127,547,357     75,587,073      133,686,079    162,834,224      299,309,296     289,502,664
                           ------------   ------------     ------------   ------------     ------------    ------------
 End of period..........   $135,822,198   $127,547,357     $151,036,179   $133,686,079     $417,872,551    $299,309,296
                           ============   ============     ============   ============     ============    ============
SHARE TRANSACTIONS:
 Issued.................      1,195,482      3,234,048        2,325,069      4,316,676        1,930,849       3,152,571
 Issued in connection
  with common trust fund
  acquisition...........            --             --           817,085            --         9,658,369             --
 Reinvested.............        691,921        178,441            5,390         62,706          152,081         153,874
 Redeemed...............     (1,043,932)    (2,162,896)      (1,862,043)    (7,448,705)      (1,236,233)     (3,412,859)
                           ------------   ------------     ------------   ------------     ------------    ------------
Change in shares........        843,471      1,249,593        1,285,501     (3,069,323)      10,505,066        (106,414)
                           ============   ============     ============   ============     ============    ============

                       See notes to financial statements.
                                       25

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                           TAX-FREE SHORT INTERMEDIATE
                                 SECURITIES FUND              NEW ASIA GROWTH FUND
                          ------------------------------ ------------------------------
                             SIX MONTHS        YEAR         SIX MONTHS        YEAR
                               ENDED           ENDED          ENDED           ENDED
                          JANUARY 31, 1998 JULY 31, 1997 JANUARY 31, 1998 JULY 31, 1997
                          ---------------- ------------- ---------------- -------------
                            (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income..    $   780,590     $ 1,491,501    $    91,008     $    69,565
 Net realized gains on
  investment
  transactions..........        108,357         240,632     (3,930,954)      1,836,689
 Net realized gains
  (losses) on foreign
  currency transactions.            --              --         (98,718)        (80,544)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments...........        283,985         306,192     (4,894,547)      2,113,745
 Net change in
  unrealized
  depreciation on
  translation of assets
  and liabilities in
  foreign currencies....            --              --         (18,817)        (13,022)
                            -----------     -----------    -----------     -----------
Change in net assets
resulting from
operations..............      1,172,932       2,038,325     (8,852,028)      3,926,433
                            -----------     -----------    -----------     -----------
DISTRIBUTIONS TO RETAIL
CLASS SHAREHOLDERS:
 From net investment
  income................        (10,994)        (28,544)           --             (770)
 In excess of net
  investment income.....            --              --             --             (714)
 From net realized
  gains.................         (3,439)           (986)      (256,222)        (24,563)
DISTRIBUTIONS TO
INSTITUTIONAL CLASS
SHAREHOLDERS:
 From net investment
  income................       (769,589)     (1,462,957)       (34,753)        (15,241)
 In excess of net
  investment income.....            --              --             --              --
 From net realized
  gains.................       (214,455)        (49,244)    (1,580,467)       (130,393)
                            -----------     -----------    -----------     -----------
Change in net assets
from shareholder
distributions...........       (998,477)     (1,541,731)    (1,871,442)       (171,681)
                            -----------     -----------    -----------     -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      7,441,693       6,196,477      6,181,032      11,076,770
 Proceeds from shares
  issued in connection
  with common trust fund
  acquisition...........     12,804,860             --             --              --
 Dividends reinvested...        224,262          67,282      1,781,941         103,064
 Cost of shares
  redeemed..............     (3,580,419)     (8,549,132)    (2,115,596)     (3,558,390)
                            -----------     -----------    -----------     -----------
Change in net assets
from share transactions.     16,890,396      (2,285,373)     5,847,377       7,621,444
                            -----------     -----------    -----------     -----------
Change in net assets....     17,064,851      (1,788,779)    (4,876,093)     11,376,196
NET ASSETS:
 Beginning of period....     38,134,362      39,923,141     21,834,599      10,458,403
                            -----------     -----------    -----------     -----------
 End of period..........    $55,199,213     $38,134,362    $16,958,506     $21,834,599
                            ===========     ===========    ===========     ===========
SHARE TRANSACTIONS:
 Issued.................        732,666         613,972        641,130         902,626
 Issued in connection
  with common trust fund
  acquisition...........      1,259,082             --             --              --
 Reinvested.............         22,117           6,643        202,979           8,369
 Redeemed...............       (351,727)       (845,154)      (214,873)       (283,285)
                            -----------     -----------    -----------     -----------
Change in shares........      1,662,138        (224,539)       629,236         627,710
                            ===========     ===========    ===========     ===========


                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS (97.09%)
 Aerospace/Defense (1.36%)
     85,843 General Motors Class H...............................   $  2,972,314
     32,067 Raytheon Co--Class A.................................      1,639,421
                                                                    ------------
                                                                       4,611,735
                                                                    ------------
 Banks (1.86%)
     88,885 BankAmerica Corp.....................................      6,316,390
                                                                    ------------
 Beverages (4.92%)
    129,958 Coca-Cola Co.........................................      8,414,781
    230,424 PepsiCo, Inc.........................................      8,309,666
                                                                    ------------
                                                                      16,724,447
                                                                    ------------
 Capital Goods--Machinery & Equipment (1.01%)
     61,333 Illinois Tool Works, Inc.............................      3,415,481
                                                                    ------------
 Chemicals (2.04%)
     75,610 Avery Dennison Corp..................................      3,392,999
     90,939 Sigma-Aldrich........................................      3,523,886
                                                                    ------------
                                                                       6,916,885
                                                                    ------------
 Computers & Peripherals (9.46%)
    175,126 Cisco Systems (b)....................................     11,043,915
    483,540 Compaq Computer Corp. (b)............................     14,536,421
    136,923 Sun Microsystems, Inc. (b)...........................      6,563,746
                                                                    ------------
                                                                      32,144,082
                                                                    ------------
 Consumer Goods & Services (0.76%)
     95,009 Callaway Golf Co.....................................      2,565,243
                                                                    ------------
 Electrical Equipment (5.56%)
    129,691 General Electric Co..................................     10,051,053
     43,275 Jabil Circuit Incorporated...........................      1,630,927
    165,894 SCI Systems, Inc. (b)................................      7,216,389
                                                                    ------------
                                                                      18,898,369
                                                                    ------------
 Electronic & Electrical (1.46%)
     81,985 Emerson Electric Co..................................      4,960,093
                                                                    ------------
 Financial Services (2.65%)
    146,150 MBNA Corporation.....................................      4,539,784
     69,475 Washington Mutual....................................      4,463,769
                                                                    ------------
                                                                       9,003,553
                                                                    ------------
 Food Processing & Packaging (3.27%)
    163,821 Sara Lee Corp........................................      8,938,483

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Food Processing & Packaging, continued
     29,285 Wm. Wrigley Jr. Co...................................   $  2,165,260
                                                                    ------------
                                                                      11,103,743
                                                                    ------------
 Footwear (0.48%)
     40,848 Nike, Inc............................................      1,636,473
                                                                    ------------
 Funeral Services (2.33%)
    202,883 Service Corp. International..........................      7,912,437
                                                                    ------------
 Health Care (0.91%)
    129,331 Health Management Assoc. (b).........................      3,095,861
                                                                    ------------
 Household Products (1.83%)
    151,538 Newell Co............................................      6,222,529
                                                                    ------------
 Insurance (4.36%)
     31,462 American International Group,
             Inc.................................................      3,470,652
    229,131 Travelers, Inc.......................................     11,341,985
                                                                    ------------
                                                                      14,812,637
                                                                    ------------
 Medical Supplies (2.08%)
     69,450 Guidant Corp.........................................      4,462,163
     50,883 Medtronic, Inc.......................................      2,598,213
                                                                    ------------
                                                                       7,060,376
                                                                    ------------
 Oilfield Equipment & Services (4.08%)
    116,594 Nabors Industries, Inc...............................      2,790,969
    111,248 Schlumberger Ltd.....................................      8,197,587
     72,289 Transocean Offshore Inc..............................      2,873,488
                                                                    ------------
                                                                      13,862,044
                                                                    ------------
 Paint, Varnishes, Enamels (1.22%)
    145,728 Sherwin Williams Co..................................      4,153,248
                                                                    ------------
 Pharmaceuticals (17.85%)
    102,918 Abbott Laboratories..................................      7,287,881
     35,370 American Home Products Corp..........................      3,375,624
     77,135 Bristol Myers Squibb Co..............................      7,689,395
    154,382 Eli Lilly & Co.......................................     10,420,785
    106,546 Johnson & Johnson, Inc...............................      7,131,923
    130,251 Merck & Co. Inc......................................     15,271,930
     81,633 Pfizer, Inc..........................................      6,688,804
     70,961 Pharmacia & Upjohn...................................      2,727,563
                                                                    ------------
                                                                      60,593,905
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Raw Materials (0.82%)
     67,183 Praxair, Inc.........................................   $  2,783,896
                                                                    ------------
 Restaurants (1.03%)
    156,281 Wendy's International................................      3,487,020
                                                                    ------------
 Retail (4.86%)
    168,289 Dollar General Corp..................................      6,121,512
     71,688 Kohl's Corp. (b).....................................      4,973,355
    135,980 Wal-Mart Stores, Inc.................................      5,422,203
                                                                    ------------
                                                                      16,517,070
                                                                    ------------
 Software & Computer Services (9.81%)
     50,072 America Online, Inc..................................      4,791,265
     61,285 BMC Software Inc. (b)................................      4,152,059
    176,171 Computer Associates International, Inc...............      9,370,095
    118,961 Compuware Corp.......................................      4,639,479
     69,589 Microsoft Corp. (b)..................................     10,381,809
                                                                    ------------
                                                                      33,334,707
                                                                    ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Telecommunications--Services and Equipment (3.86%)
     39,725 Ciena Corporation...................................   $  2,187,358
     67,380 Lucent Technologies, Inc............................      5,963,130
    110,080 Northern Telecom Ltd................................      4,967,360
                                                                   ------------
                                                                     13,117,848
                                                                   ------------
 Tobacco & Tobacco Products (4.31%)
    352,919 Philip Morris Cos., Inc.............................     14,646,139
                                                                   ------------
 Transportation--Air (1.55%)
    202,138 Southwest Airlines Co...............................      5,268,222
                                                                   ------------
 Utilities--Telecommunications (1.36%)
     87,773 Century Telephone Enterprises, Inc..................      4,630,022
                                                                   ------------
  Total Common Stocks (Cost--$226,818,717)                          329,794,455
                                                                   ------------
 INVESTMENT COMPANY (2.98%)
 Investment Company (2.98%)
 10,131,686 The One Group Prime Money Market Fund, (Fiduciary
             Shares)............................................     10,131,686
                                                                   ------------
  Total Investment Company (Cost--$10,131,686)                       10,131,686
                                                                   ------------
  Total (Cost--$236,950,403) (a)--100.07%                          $339,926,141
                                                                   ============

--------
Percentages indicated are based on net assets of $339,686,957.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........... $107,412,847
   Unrealized
   depreciation........... $ (4,437,109)
                           ------------
   Net unrealized
   appreciation........... $102,975,738
                           ============

(b) Non income producing securities.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
U.S. TREASURY SECURITIES FUNDS

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. TREASURY NOTES (46.99%)
  1,700,000 7.13%, 9/30/99.........................................   $1,747,430
  2,000,000 7.13%, 2/29/00.........................................    2,069,100
  4,000,000 7.75%, 2/15/01.........................................    4,265,600
    980,000 8.00%, 5/15/01.........................................    1,055,646
    450,000 5.75%, 8/15/03.........................................      456,575
  1,000,000 7.50%, 2/15/05.........................................    1,114,110
                                                                      ----------
  Total U.S. Treasury Notes (Cost $10,291,183)                        10,708,461
                                                                      ----------

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 U.S. TREASURY BONDS (49.65%)
  2,150,000 7.63%, 2/15/07.......................................     2,304,435
  6,700,000 7.25%, 5/15/16.......................................     7,752,101
  1,200,000 6.25%, 8/15/23.......................................     1,256,627
                                                                    -----------
  Total U.S. Treasury Bonds (Cost--$9,869,188)                       11,313,163
                                                                    -----------
 INVESTMENT COMPANY (1.16%)
    264,734 The One Group U.S. Treasury Securities Money Market
             Fund (Fiduciary Shares)                                    264,734
                                                                    -----------
  Total Investment Company (Cost--$264,734)                             264,734
                                                                    -----------
  Total (Cost--$20,425,105) (a)--97.80%                             $22,286,358
                                                                    ===========

--------
Percentages indicated are based on net assets of $22,788,849.

(a) Represents Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $1,861,253
   Unrealized depreciation.. $       (0)
                             ----------
   Net unrealized
   appreciation............. $1,861,253
                             ==========

                       See notes to financial statements.
                                       29

PACIFIC CAPITAL FUNDS
SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. TREASURY NOTES (98.44%)
    600,000 7.25%, 2/15/98........................................   $   600,361
  1,300,000 6.50%, 4/30/99........................................     1,317,927
    200,000 6.75%, 6/30/99........................................       203,796
  1,000,000 7.88%, 11/15/99.......................................     1,042,500
  5,000,000 6.25%, 5/31/00........................................     5,097,950
  2,200,000 6.13%, 7/31/00........................................     2,239,336
    300,000 6.25%, 4/30/01........................................       307,731
  3,000,000 6.50%, 5/31/01........................................     3,099,960
  5,000,000 5.875%, 11/30/01......................................     5,078,900
  1,700,000 6.125% 12/31/01.......................................     1,742,245
    850,000 6.00%, 7/31/02........................................       869,780
  1,000,000 6.25%, 8/31/02........................................     1,033,210
  4,000,000 6.25%, 2/15/03........................................     4,144,480
    600,000 5.75%, 8/15/03........................................       608,766
  5,700,000 6.50%, 5/15/05........................................     6,034,248
    200,000 5.625%, 2/15/06.......................................       201,082
                                                                     -----------
  Total U.S. Treasury Notes (Cost--$32,740,098)                       33,622,272
                                                                     -----------

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 INVESTMENT COMPANY (0.01%)
      2,505 The One Group U.S. Treasury Securities Money Market
             Fund (Fiduciary Shares).............................   $     2,505
                                                                    -----------
  Total Investment Company (Cost--$2,505)                                 2,505
                                                                    -----------
  Total (Cost--$32,742,603) (a)--98.45%                             $33,624,777
                                                                    ===========

--------
Percentages indicated are based on net assets of $34,154,326.

(a) Represents Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $882,174
   Unrealized depreciation.... $     (0)
                               --------
   Net unrealized
   appreciation............... $882,174
                               ========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (95.25%)
 Automotive (1.08%)
    28,800 Ford Motor Co.........................................   $  1,468,800
                                                                    ------------
 Automotive Parts (1.31%)
    35,825 Lear Corp. (b)........................................      1,780,055
                                                                    ------------
 Banks (5.00%)
    44,550 BankAmerica Corp......................................      3,165,834
    29,675 BankBoston............................................      2,655,913
     8,875 U.S. Bancorp..........................................        971,813
                                                                    ------------
                                                                       6,793,560
                                                                    ------------
 Beverages (1.67%)
    63,000 PepsiCo, Inc..........................................      2,271,938
                                                                    ------------
 Business Equipment & Services (0.68%)
    19,225 Paychex, Inc..........................................        919,195
                                                                    ------------
 Capital Goods (1.82%)
    22,125 Sundstrand Corp.......................................      1,204,430
    32,450 Thermo Electron Corp..................................      1,265,550
                                                                    ------------
                                                                       2,469,980
                                                                    ------------
 Chemicals (2.42%)
    29,775 Avery Dennison Corp...................................      1,336,153
    50,225 Sigma-Aldrich.........................................      1,946,219
                                                                    ------------
                                                                       3,282,372
                                                                    ------------
 Computers & Peripherals (7.37%)
    46,350 Cisco Systems (b).....................................      2,922,947
   134,600 Compaq Computer Corp. (b).............................      4,046,413
    63,750 Sun Microsystems, Inc. (b)............................      3,056,016
                                                                    ------------
                                                                      10,025,376
                                                                    ------------
 Containers--Metal, Glass, Paper, Plastic (0.84%)
    26,325 Bemis, Inc............................................      1,135,266
                                                                    ------------
 Cosmetics/Personal Care (1.20%)
    31,125 Kimberly Clark Corp...................................      1,624,336
                                                                    ------------
 Electrical Equipment (3.97%)
    42,750 General Electric Co...................................      3,313,125
    47,775 SCI Systems, Inc. (b).................................      2,078,213
                                                                    ------------
                                                                       5,391,338
                                                                    ------------
 Electronic & Electrical (0.93%)
    20,875 Emerson Electric Co...................................      1,262,938
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Environmental Services (0.92%)
    38,650 United States Filter Corp.............................   $  1,256,125
                                                                    ------------
 Financial Services (7.53%)
    30,850 First Union Corp......................................      1,482,728
     7,500 Household International, Inc..........................        933,750
    25,500 Marsh & McLennan Co., Inc.............................      1,883,813
    46,212 MBNA Corporation......................................      1,435,460
    23,425 T. Rowe Price Associates, Inc.........................      1,516,769
    46,462 Washington Mutual.....................................      2,985,184
                                                                    ------------
                                                                      10,237,704
                                                                    ------------
 Food Processing & Packaging (1.09%)
    44,325 Hormel Foods Corp.....................................      1,473,806
                                                                    ------------
 Funeral Services (1.25%)
    43,475 Service Corp. International...........................      1,695,525
                                                                    ------------
 Heavy Machinery--Industrial, Farm, Construction (1.27%)
    43,400 Ingersoll-Rand Co.....................................      1,725,150
                                                                    ------------
 Household Products (1.01%)
    33,275 Newell Co.............................................      1,366,355
                                                                    ------------
 Insurance (2.13%)
    58,475 Travelers, Inc........................................      2,894,513
                                                                    ------------
 Leisure--Recreation, Gaming (1.67%)
    40,600 Carnival Corp. Cruise Lines...........................      2,265,988
                                                                    ------------
 Medical Supplies (1.46%)
    30,925 Guidant Corp..........................................      1,986,931
                                                                    ------------
 Oil & Gas Exploration, Production, & Services (4.09%)
    18,250 Amoco Corp............................................      1,485,094
    41,150 Exxon Corp............................................      2,440,709
    23,950 Mobil Corp............................................      1,631,594
                                                                    ------------
                                                                       5,557,397
                                                                    ------------
 Oilfield Equipment & Services (2.51%)
    30,375 Schlumberger Ltd......................................      2,238,258
    29,400 Transocean Offshore Inc...............................      1,168,650
                                                                    ------------
                                                                       3,406,908
                                                                    ------------
 Paint, Varnishes, Enamels (0.79%)
    37,550 Sherwin Williams Co...................................      1,070,175
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                       SCHEDULE OF INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Pharmaceuticals (8.05%)
    13,725 American Home Products Corp...........................   $  1,309,880
    27,750 Johnson & Johnson, Inc................................      1,857,516
    37,350 Merck & Co. Inc.......................................      4,379,288
    25,100 Pfizer, Inc...........................................      2,056,631
    34,950 Pharmacia & Upjohn....................................      1,343,391
                                                                    ------------
                                                                      10,946,706
                                                                    ------------
 Publishing (1.73%)
    33,675 McGraw Hill, Inc......................................      2,350,936
                                                                    ------------
 Raw Materials (0.93%)
    15,700 Air Products & Chemical, Inc..........................      1,256,981
                                                                    ------------
 Restaurants (1.49%)
    90,625 Wendy's International.................................      2,022,070
                                                                    ------------
 Retail (5.18%)
    52,171 Dollar General Corp...................................      1,897,720
    24,350 Kohl's Corp. (b)......................................      1,689,281
    34,900 Wal-Mart Stores, Inc..................................      1,391,638
    62,000 Walgreen Co...........................................      2,053,750
                                                                    ------------
                                                                       7,032,389
                                                                    ------------
 Semiconductors (3.32%)
    20,000 Adaptec Inc...........................................        446,250
    36,400 Cadence Design Systems, Inc...........................      1,019,200
    16,575 Intel Corp............................................      1,342,575
    39,450 Solectron Corp........................................      1,706,213
                                                                    ------------
                                                                       4,514,238
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                           VALUE
 --------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Software & Computer Services (6.13%)
    55,762 Computer Associates International, Inc...............   $  2,965,841
    30,450 Compuware Corp.......................................      1,187,550
    26,575 HBO & Co.............................................      1,390,205
    18,650 Microsoft Corp. (b)..................................      2,782,347
                                                                   ------------
                                                                      8,325,943
                                                                   ------------
 Telecommunications--Services and Equipment (1.37%)
    20,950 Lucent Technologies, Inc.............................      1,854,075
                                                                   ------------
 Tobacco & Tobacco Products (4.05%)
   132,400 Philip Morris Cos., Inc..............................      5,494,600
                                                                   ------------
 Toys & Bicycles--Manufacturing (1.65%)
    55,425 Mattel, Inc..........................................      2,244,713
                                                                   ------------
 Utilities--Electric (1.68%)
    93,775 Southern Co..........................................      2,279,905
                                                                   ------------
 Utilities--Telecommunications (5.66%)
    31,225 Century Telephone Enterprises, Inc...................      1,647,111
    65,650 GTE Corp.............................................      3,582,028
    31,575 SBC Communications...................................      2,454,956
                                                                   ------------
                                                                      7,684,095
                                                                   ------------
  Total Common Stocks (Cost--$97,511,199)                           129,368,382
                                                                   ------------
 INVESTMENT COMPANY (5.15%)
 Investment Company (5.15%)
    20,200 S & P 500 Depositary Receipt.........................      1,987,175
 5,010,476 The One Group Prime Money Market Fund, (Fiduciary
            Shares).............................................      5,010,476
                                                                   ------------
  Total Investment Company (Cost--$7,005,139)                         6,997,651
                                                                   ------------
  Total (Cost--$104,516,338) (a)--100.40%                          $136,366,033
                                                                   ============

--------
Percentages indicated are based on net assets of $135,822,198.

(a) Represents Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $32,982,791
   Unrealized depreciation.  $(1,133,096)
                             -----------
   Net unrealized
   appreciation............  $31,849,695
                             ===========

(b) Non income producing securities.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 FOREIGN (2.17%)
 Sovereign Government Agencies (2.17%)
  1,000,000 Japan Finance Corp., 9.125%, 10/11/00...............   $  1,088,750
  2,000,000 Tokyo Metro Government, 9.25%, 11/08/00.............      2,187,500
                                                                   ------------
  Total Foreign (Cost--$3,238,570)                                    3,276,250
                                                                   ------------
 CORPORATE BONDS (45.57%)
 Automotive (0.72%)
  1,000,000 Ford Motor Co., 7.25%, 10/1/08......................      1,080,000
                                                                   ------------
 Banking (0.77%)
    950,000 Interamerica Development Bank, 8.50%, 3/15/11.......      1,163,750
                                                                   ------------
 Banking--Foreign (11.55%)
  5,000,000 Abbey National PLC, 6.69%, 10/17/05.................      5,187,500
  3,425,000 Bayerische Landesbk--NY, 6.38%, 8/31/00.............      3,489,219
  5,525,000 Dresdner Bank--NY, 6.63%, 9/15/05...................      5,670,031
  3,000,000 Swiss Bank Corp.--NY, 6.75%, 7/15/05................      3,105,000
                                                                   ------------
                                                                     17,451,750
                                                                   ------------
 Electric Utility (3.73%)
  1,500,000 Duke Power Co., 8.00%, 11/1/99......................      1,554,375
  4,000,000 National Rural Utility, 6.45%, 4/1/01...............      4,080,000
                                                                   ------------
                                                                      5,634,375
                                                                   ------------
 Financial Services (15.08%)
    500,000 Associates First Capital Corp., 7.75%, 2/15/05......        544,375
    500,000 Cit Group Holdings, 6.375%, 10/1/02.................        506,875
    500,000 General Electric Capital Corp., 8.25%, 11/1/04......        562,500
  5,000,000 General Electric Capital Corp., 7.88%, 12/1/06......      5,643,750
  5,000,000 JPM Capital Corp., 7.54%, 1/15/27, Callable 1/15/07
             @ 104..............................................      5,218,750
  5,000,000 Merrill Lynch & Co. Inc., 7.00%, 4/27/08............      5,312,500

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED
    400,000 Pitney Bowes, 6.80%, 10/1/01.........................   $    414,000
  4,500,000 Salomon Inc., 6.70%, 7/5/00..........................      4,590,000
                                                                    ------------
                                                                      22,792,750
                                                                    ------------
 Health Care (3.23%)
  4,300,000 Johnson & Johnson, 8.72%, 11/1/24....................      4,875,125
                                                                    ------------
 Insurance (0.80%)
    125,000 Mbia Inc., 8.20%, 10/1/22............................        137,969
  1,000,000 St. Paul Cos., Inc., 7.29%, 8/28/07..................      1,071,250
                                                                    ------------
                                                                       1,209,219
                                                                    ------------
 Oil & Gas--Exploration & Production Services (2.10%)
  1,450,000 Amoco Canada Petroleum Co., 7.95%, 10/1/22...........      1,629,437
  1,000,000 Ei Dupont De Nemours, 6.50%, 9/1/02..................      1,028,750
    475,000 Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.....        511,813
                                                                    ------------
                                                                       3,170,000
                                                                    ------------
 Restaurants (2.66%)
  1,000,000 McDonald's Corp., 6.50%, 8/1/07......................      1,038,750
  3,000,000 McDonald's Corp., 5.95%, 1/15/08.....................      2,985,000
                                                                    ------------
                                                                       4,023,750
                                                                    ------------
 Retail (1.43%)
  1,900,000 Wal-Mart Stores, Inc., 8.00%, 9/15/06................      2,154,125
                                                                    ------------
 Telecommunications (3.50%)
  5,000,000 Bellsouth Telecommunications, Inc., 7.00%, 2/1/05....      5,293,750
                                                                    ------------
  Total Corporate Bonds (Cost--$65,390,597)                           68,848,594
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (12.12%)
 Federal Home Loan Bank (4.81%)
  2,800,000 6.30%, 4/29/99.......................................      2,819,012
    935,000 6.70%, 7/22/02.......................................        936,992
  3,500,000 6.81%, 9/4/02, Callable 9/4/98 @ 100.................      3,514,455
                                                                    ------------
                                                                       7,270,459
                                                                    ------------
 Federal National Mortgage Association (7.13%)
  2,500,000 6.27%, 9/20/00.......................................      2,530,600

                                   Continued

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED
  1,450,000 6.38%, 8/14/01.......................................   $  1,487,845
  4,100,000 7.69%, 9/13/06.......................................      4,339,357
  1,300,000 6.76%, 7/16/07.......................................      1,341,639
  1,000,000 6.88%, 9/10/12.......................................      1,057,220
                                                                    ------------
                                                                      10,756,661
                                                                    ------------
 Tennessee Valley Authority (0.18%)
    250,000 8.625%, 11/15/29.....................................        272,813
                                                                    ------------
  Total U.S. Government Agencies
   (Cost--$17,855,742)                                                18,299,933
                                                                    ------------
 U.S. TREASURY NOTES (12.75%)
    850,000 5.75%, 9/30/99.......................................        855,389
  1,750,000 6.75%, 4/30/00.......................................      1,800,960
  1,200,000 6.63%, 7/31/01.......................................      1,246,260
  8,200,000 7.25%, 8/15/04.......................................      8,992,776
  6,000,000 6.50%, 8/15/05,......................................      6,354,540
                                                                    ------------
  Total U.S. Treasury Notes (Cost--$18,470,898)                       19,249,925
                                                                    ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 U.S. TREASURY BONDS (21.62%)
 15,370,000 7.25%, 5/15/16......................................   $ 17,783,551
 14,200,000 6.25%, 8/15/23......................................     14,870,098
                                                                   ------------
  Total U.S. Treasury Bonds
   (Cost--$30,615,035)                                               32,653,649
                                                                   ------------
 PRIVATE PLACEMENT (3.40%)
 Health Care (3.40%)
  5,000,000 Bayer Corporation, 6.50%, 10/1/02...................      5,131,250
                                                                   ------------
  Total Private Placement (Cost--$5,010,100)                          5,131,250
                                                                   ------------
 INVESTMENT COMPANY (0.48%)
    727,321 The One Group Prime Money Market Fund (Fiduciary
             Shares)............................................        727,321
                                                                   ------------
  Total Investment Company (Cost--$727,321)                             727,321
                                                                   ------------
  Total (Cost--$141,308,263) (a)--98.11%                           $148,186,922
                                                                   ============

--------
Percentages indicated are based on net assets of $151,036,179.

(a) Represents Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $6,893,471
   Unrealized depreciation.... $  (14,812)
                               ----------
   Net unrealized
   appreciation............... $6,878,659
                               ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 ALTERNATIVE MINIMUM TAX PAPER (18.61%)
 Hawaii (18.61%)
  2,465,000 Hawaii Airports System Revenue, 7.50%, 7/1/20, Second
             Series, FGIC, AMT...................................   $  2,702,256
    465,000 Hawaii Airports System Revenue, 7.50%, 7/1/09, Second
             Series, FGIC, AMT...................................        509,756
  1,075,000 Hawaii Airports System Revenue, 7.00%, 7/1/10, FGIC,
             AMT.................................................      1,191,906
    745,000 Hawaii Airports System Revenue, 7.38%, 7/1/11, AMBAC,
             AMT.................................................        814,844
 15,375,000 Hawaii Airports System Revenue, 6.90%, 7/1/12, Second
             Series, MBIA, AMT...................................     18,546,094
  1,890,000 Hawaii Airports System Revenue, 7.00%, 7/1/18, Second
             Series, MBIA, AMT...................................      2,081,363
    935,000 Hawaii Airports System Revenue, 7.30%, 7/1/20, AMBAC,
             AMT.................................................      1,020,319
  1,500,000 Hawaii Airports System Revenue, 6.75%, 7/1/21, Second
             Series, MBIA........................................      1,635,000
  4,660,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Citizens Utilities Co.
             Project, 6.60%, 7/1/22, AMT.........................      4,986,200
 11,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaii Electric Co.,
             6.60%, 1/1/25, Series A, MBIA, AMT..................     12,292,500
  2,145,000 Hawaii Department of Budget & Finance, Special
             Purpose Mortgage Revenue, Hawaiian Electric Co. &
             Subsidiaries, 6.55%, 12/1/22, MBIA, AMT.............      2,359,500
  5,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Hawaii Electric Co., 6.20%, 5/1/26,
             Series A, MBIA, AMT.................................      5,431,250

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED
 Hawaii, continued
  2,650,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC, AMT..................................   $  2,931,563
  2,330,000 Hawaii Harbor Capital Improvement Revenue, 7.25%,
             7/1/10, MBIA, AMT..................................      2,539,700
  3,260,000 Hawaii Harbor Capital Improvement Revenue, 7.00%,
             7/1/17, MBIA, AMT..................................      3,512,650
  1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
             7/1/19, FGIC, AMT..................................      1,468,125
  4,660,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
             7/1/24, FGIC, AMT..................................      5,085,225
  4,660,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Revenue, 6.00%, 7/1/26, Series A,
             AMT................................................      4,828,925
  1,500,000 Hawaii St Dept Budget & Fin, 5.65%, 10/01/27,
             Callable 10/1/12 @ 101, AMT........................      1,582,500
  2,095,000 Honolulu City & County, 7.25%, 2/1/08, Series B,
             Callable 2/1/00 @ 102, FGIC, AMT...................      2,252,125
                                                                   ------------
                                                                     77,771,801
                                                                   ------------
  Total Alternative Minimum Tax Paper
   (Cost--$69,964,503)                                               77,771,801
                                                                   ------------
 MUNICIPAL BONDS (80.36%)
 Arizona (0.82%)
  1,000,000 Arizona Unified School District, Maricopa County,
             GO, 5.40%, 7/1/12..................................      1,047,500
  2,150,000 Phoenix Arizona Civic Improvement Corp., 5.25%,
             7/1/16, Callable 7/1/07 @ 100, MBIA................      2,187,625
    200,000 Tucson Arizona Street And Highway Ctf, 5.00%,
             7/1/15.............................................        201,500
                                                                   ------------
                                                                      3,436,625
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 California (8.97%)
  1,700,000 California State Department of Water Resources
             Central Valley Project Revenue, 5.00%, 12/1/22.....   $  1,683,000
  2,190,000 East Bay California Municipal Utility District Water
             Systems, 5.00%, 6/1/26.............................      2,157,150
  1,850,000 Los Angeles Cnty Calif Pub Wks Fing Auth Rev, 5.00%,
             10/01/19, Callable 10/01/07 @101...................      1,838,438
  2,000,000 Metropolitan Water District, 5.00%,7/1/15, MBIA.....      1,995,000
  4,000,000 Metropolitan Water District, Southern California,
             5.75%, 7/1/21, MBIA................................      4,255,000
  3,725,000 Northern California Transmission, Oregon
             Transmission Project, 7.00%, 5/1/13, Series A,
             MBIA...............................................      4,660,906
  5,450,000 San Diego Public Facilities, 5.38%, 5/15/17,
             Callable 5/15/07 @ 101.............................      5,627,125
  1,950,000 San Francisco Calif City & County Arpt Comm Intl
             Rev, 4.90%, 5/01/20................................      1,918,313
  2,745,000 San Francisco California C&C Airport Community,
             International Airport Revenues, 5.63%, 5/1/21,
             Callable 5/1/06 @ 101 FGIC.........................      2,882,250
  1,735,000 San Francisco, Bay Area Rapid Transit, District
             Sales Tax Revenue, 5.50%, 7/1/15, FGIC.............      1,817,413
  1,000,000 Saratoga Calif Un Sch Dist, 5.38%, 9/01/17, Callable
             9/01/07
             @ 102..............................................      1,040,000
  7,000,000 State Department Water, 6.00%, 12/1/20, Series P,
             Callable 6/1/06 @ 101..............................      7,621,250
                                                                   ------------
                                                                     37,495,845
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Colorado (0.25%)
  1,000,000 Adams & Arapaho County, 5.35%, 12/1/15, FGIC........   $  1,048,750
                                                                   ------------
 Connecticut (0.52%)
  2,000,000 Connecticut State, Special Tax Obligation Revenue,
             6.25%, 10/1/14, FGIC...............................      2,192,500
                                                                   ------------
 Florida (5.61%)
  2,750,000 Dade County, Water & Sewer, 5.50%, 10/1/15, FGIC....      2,897,813
  3,000,000 Florida State, Bond Finance Department, General
             Services Environmental Revenue, 5.75%, 7/1/13,
             AMBAC..............................................      3,232,500
  5,000,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, 5.50%, 7/1/17, FGIC..      5,243,750
  2,000,000 Florida State, Turnpike Revenue, Department of
             Transportation, 5.50%, 7/1/21, Series A, FGIC......      2,082,500
  4,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
             FGIC...............................................      5,325,938
  3,725,000 Orlando, Utilities Community Water & Electric
             Revenue Refunding, 6.75%, 10/1/17, Series D........      4,646,938
                                                                   ------------
                                                                     23,429,439
                                                                   ------------
 Georgia (3.11%)
  6,810,000 Georgia Municipal Electric Authority, 6.60%,
             1/1/1/8, MBIA-IBC..................................      8,274,150
  1,865,000 Georgia State, Municipal Electric Authority Revenue,
             6.13%, 1/1/14, Series B, FGIC......................      2,009,538
  2,330,000 Metropolitan Atlanta, Rapid Transportation
             Authority, Sales Tax Revenue, 6.25%, 7/1/11, Series
             P, AMBAC...........................................      2,711,538
                                                                   ------------
                                                                     12,995,226
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                             MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii (37.92%)
  2,000,000 Hawaii County, 5.50%, 5/1/08, Series A, FGIC..........   $  2,187,500
  1,000,000 Hawaii County Hawaii, 4.60%, 2/1/06...................      1,025,000
  1,000,000 Hawaii County Hawaii, 4.70%, 2/1/07...................      1,026,250
  1,000,000 Hawaii County Hawaii, 4.90%, 2/1/09...................      1,032,500
  1,375,000 Hawaii County, GO, 4.50%, 2/1/04, Series A, FGIC......      1,399,063
  1,305,000 Hawaii County, GO, 7.30%, 6/1/10, Series A, Pre-
             refunded 6/1/00
             @ 101, FGIC, (b).....................................      1,415,925
  2,095,000 Hawaii County, GO, 5.10%, 2/1/13, Series A, FGIC......      2,147,375
    605,000 Hawaii County, GO, 5.60%, 5/1/13, Series A, FGIC......        665,500
  2,320,000 Hawaii County, GO, 5.20%, 2/1/15......................      2,383,800
  1,810,000 Hawaii County, GO, 5.00%, 2/1/10, Series A, FGIC......      1,866,563
  1,455,000 Hawaii Department Budget & Finance, Queens Health
             System, 5.88%, 7/1/11................................      1,573,219
  1,745,000 Hawaii Department Budget & Finance, Queens Health
             System, 6.05%, 7/01/16...............................      1,891,144
  2,535,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Hawaii Electric Co., 6.88%, 4/1/12,
             MBIA.................................................      2,585,497
  4,105,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Hawaii Electric Light Co. Project,
             7.20%, 12/1/14, MBIA.................................      4,438,531
  1,865,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Kaiser Permanente, 6.25%, 3/1/21,
             Series A.............................................      1,972,238

   SHARES
     OR
 PRINCIPAL                         SECURITY                             MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  1,400,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Maui Electric Co. Project, 6.88%,
             4/1/12, MBIA.........................................   $  1,427,888
  1,700,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.30%,
             7/1/08, Callable 7/1/03 @ 102, MBIA..................      1,876,375
  3,680,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.40%,
             7/1/13, Callable 7/1/03 @ 102, MBIA..................      4,080,200
  1,400,000 Hawaii Department Transportation, Special Facility
             Revenue, 5.75%, 3/1/13...............................      1,464,750
  1,400,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
             7/1/08, MBIA.........................................      1,522,500
  5,980,000 Hawaii Housing Finance & Development Corp., 5.85%,
             7/1/17...............................................      6,234,150
  2,795,000 Hawaii Housing Finance & Development Corp., Federal
             National Mortgage Assoc., 5.70%, 7/1/13..............      2,917,281
  6,080,000 Hawaii Housing Finance & Development Corp., Federal
             National Mortgage Assoc., 7.00%, 7/1/31..............      6,475,200
  2,300,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Purchase Revenue, 6.90%, 7/1/16,
             Series B.............................................      2,452,375
  2,340,000 Hawaii Housing Finance & Development Corp., University
             of Hawaii Housing, 5.70%, 10/1/25, AMBAC.............      2,457,000
  2,000,000 Hawaii State, 6.00%, 10/1/12, Series BZ, FGIC.........      2,292,500

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------  ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  2,800,000 Hawaii State, 5.00%, 10/1/13, Series CP, FGIC........  $  2,845,500
  3,000,000 Hawaii State, 6.50%, 12/1/13, Series CM, FGIC........     3,607,500
  3,200,000 Hawaii State, 5.00%, 10/1/15, Series CP, FGIC........     3,236,000
  3,500,000 Hawaii State, 5.50%, 3/1/16, Series CN, FGIC.........     3,701,250
  3,000,000 Hawaii State, 5.00%, 10/1/16, Series CP, FGIC,
             Callable 10/1/07
             @ 101...............................................     3,026,250
  2,050,000 Hawaii State, 5.00%, 10/1/17, Series CP, FGIC........     2,060,250
  7,500,000 Hawaii, GO, 6.05%, 1/1/08, FGIC......................     8,343,750
  1,345,000 Hawaii, GO, 6.38%, 2/1/09, Series BT, Pre-refunded
             2/1/01
             @ 101, (b)..........................................     1,447,556
    935,000 Hawaii, GO, 5.50%, 6/1/09, FGIC......................       984,088
  1,505,000 Hawaii, GO, 5.00%, 7/1/09, FGIC......................     1,548,269
  4,490,000 Hawaii, GO, 6.13%, 2/1/10, Series BT, Pre-refunded
             2/1/01
             @ 101, (b)..........................................     4,804,300
    935,000 Hawaii, GO, 5.50%, 6/1/10, Series CE, FGIC...........       979,413
  5,555,000 Hawaii, GO, 5.25%, 9/1/10, Series CK, FGIC...........     5,770,256
  4,565,000 Hawaii, GO, 5.25%, 6/1/13, FGIC......................     4,684,831
  1,000,000 Hawaii, GO, 5.25%, 3/1/16, Series CL, FGIC...........     1,027,500
  3,725,000 Honolulu City & County, 7.35%, 7/1/06, Series A,
             FGIC................................................     4,525,875
  3,000,000 Honolulu City & County, 6.00%, 1/1/11, Series A,
             FGIC................................................     3,416,250
  4,820,000 Honolulu City & County, 5.75%, 4/1/11, Series A,
             FGIC................................................     5,380,325
  2,330,000 Honolulu City & County, 5.75%, 4/1/12, FGIC..........     2,600,863
  4,195,000 Honolulu City & County, 5.75%, 4/1/13, Series A,
             FGIC................................................     4,682,669
  3,000,000 Honolulu City & County, 5.63%, 9/1/13, Series A,
             Callable 9/1/06 @ 102...............................     3,217,500

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
  1,860,000 Honolulu City & County Refunding & Improvement,
             5.50%, 10/1/11, Series B, FGIC......................   $  2,036,700
    935,000 Honolulu City & County Refunding & Improvement,
             5.25%, 10/1/12, Series B, FGIC......................        996,944
  1,535,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC...      1,751,819
  2,320,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC...      2,659,300
    935,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC...      1,075,250
  1,380,000 Honolulu City & County, GO, 5.00%, 11/1/12, Series A,
             MBIA................................................      1,405,875
  2,000,000 Honolulu Hawaii City & Cnty, Ser B-Fgic, 5.00%,
             11/1/15, Callable 11/01/07 @ 101....................      2,022,500
  1,010,000 Kauai County, 5.55%, 8/1/04..........................      1,088,275
  1,075,000 Kauai County, 5.65%, 8/1/05..........................      1,173,094
  1,130,000 Kauai County, 5.75%, 8/1/06..........................      1,252,888
  1,340,000 Kauai County, 5.90%, 8/1/09, Series C, AMBAC.........      1,515,875
  1,005,000 Maui County, 5.10%, 9/1/11, Series A, Callable 9/1/07
             @ 101...............................................      1,043,944
    935,000 Maui County Refunding, 5.25%, 9/1/06.................        985,256
  1,180,000 Maui County Refunding, 5.13%, 12/15/10...............      1,216,875
    515,000 Maui County Water, 6.10%, 12/1/02, Series A, Pre-
             refunded 12/1/01 @ 101, FGIC, (b)...................        558,131
    545,000 Maui County Water, 6.20%, 12/1/03, Series A, FGIC....        592,688
    580,000 Maui County Water, 6.30%, 12/1/04, Series A, Pre-
             refunded 12/1/01@ 101, FGIC, (b)....................        632,925
    620,000 Maui County Water, 6.40%, 12/1/05, Series A, Pre-
             refunded 12/1/01@ 101, FGIC, (b)....................        678,900
    565,000 Maui County Water, 6.50%, 12/1/06, Series A, Pre-
             refunded 12/1/01@ 101, FGIC, (b)....................        620,794

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
    550,000 Maui County Water, 6.60%, 12/1/07, Series A, Pre-
             refunded 12/1/01@ 101, FGIC, (b)...................   $    605,688
    655,000 Maui County Water, 6.65%, 12/1/09, Series A, Pre-
             refunded 12/1/01@ 101, FGIC, (b)...................        722,956
  1,020,000 Maui County, GO, 5.90%, 6/1/14......................      1,105,425
                                                                   ------------
                                                                    158,442,621
                                                                   ------------
 Kansas (1.86%)
  3,725,000 Burlington Pollution Control Refunding, Kansas Gas &
             Electric Co. Project, 7.00%, 6/1/31................      4,120,781
  3,260,000 Kansas City, Utilities System, Revenue Refunding &
             Improvement, 6.38%, 9/1/23.........................      3,667,500
                                                                   ------------
                                                                      7,788,281
                                                                   ------------
 Maine (0.73%)
  2,795,000 Maine State Turnpike Authority, Turnpike Revenue,
             6.00%, 7/1/14......................................      3,043,056
                                                                   ------------
 Massachusetts (1.45%)
  4,790,000 Commonwealth of Massachusetts, 5.50%, 7/1/15, Series
             B..................................................      5,005,550
  1,000,000 Massachusetts State Water Pollution Abatement Trust,
             5.70%, 2/1/13......................................      1,068,750
                                                                   ------------
                                                                      6,074,300
                                                                   ------------
 Michigan (2.92%)
  6,900,000 Michigan Environmental Protection Program, GO,
             5.40%, 11/1/19.....................................      7,081,125
  2,245,000 Michigan Strategic Obligations Revenue, 6.95%,
             5/1/11.............................................      2,775,381
  2,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC........      2,359,688
                                                                   ------------
                                                                     12,216,194
                                                                   ------------
 Minnesota (0.56%)
  2,000,000 North St. Paul, Maplewood, Independent School
             District, No. 622, 6.88%, 2/1/15, Series A,
             Prefunded 2/1/05 @ 100.............................      2,335,000
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 New Jersey (0.80%)
  3,000,000 New Jersey Wastewater Treatment Trust, 6.38%,
             4/1/14, Series B...................................   $  3,341,250
                                                                   ------------
 New Mexico (1.19%)
  3,000,000 Rio Rancho Water & Waste Water Systems Revenue,
             5.90%, 5/15/15, Series A, FSA......................      3,236,250
  1,625,000 Sante Fe, New Mexico, Gross Receipts Tax Revenue,
             5.63%, 6/1/16......................................      1,716,406
                                                                   ------------
                                                                      4,952,656
                                                                   ------------
 New York (1.20%)
  2,950,000 New York St Environmental Facs Pollution Control,
             5.13%, 6/15/16.....................................      2,968,438
  2,000,000 Triborough Bridge & Tunnel Authority, New York
             Revenues, General Purpose, 5.30%, 1/1/17...........      2,047,500
                                                                   ------------
                                                                      5,015,938
                                                                   ------------
 North Carolina (1.31%)
  4,480,000 Easton Municipal Power Agency, 6.50%, 1/1/18, (b)...      5,454,400
                                                                   ------------
 Ohio (1.25%)
  2,320,000 Cleveland Package Facilities Revenue, 5.50%,
             9/15/16............................................      2,427,300
  1,630,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA...      1,762,438
  1,000,000 Ohio Water Development Authority, Pollution Control,
             5.50%, 12/1/15, MBIA...............................      1,047,500
                                                                   ------------
                                                                      5,237,238
                                                                   ------------
 Oregon (0.61%)
  2,330,000 Umatilla County, School District Number 016R,
             Pendleton, 6.00%, 7/1/14, AMBAC....................   $  2,530,963
                                                                   ------------
 Pennsylvania (1.47%)
  2,505,000 Southeastern Pennsylvania Transportation Authority,
             6.00%, 3/1/14......................................      2,717,925


                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Pennsylvania, continued
  3,150,000 Southeastern Pennsylvania Transportation Authority,
             6.00%, 3/1/15, Series A, Callable 3/1/05 @ 101,
             FGIC...............................................   $  3,417,750
                                                                   ------------
                                                                      6,135,675
                                                                   ------------
 South Carolina (0.82%)
  2,890,000 Piedmont Municipal Power Agency, South Carolina
             Electric Refunding, 6.50%, 1/1/14,
             Series A, FGIC.....................................      3,417,425
                                                                   ------------
 Tennessee (1.98%)
  6,300,000 Shelby County Refunding, 5.63%, 4/1/15, Series A....      6,646,500
  1,600,000 Shelby County Refunding, 5.25%, 08/01/17, Series B,
             Callable 08/01/07 @ 101............................      1,638,000
                                                                   ------------
                                                                      8,284,500
                                                                   ------------
 Texas (1.60%)
  2,205,000 Harris County, Certificates of Obligation, 6.00%,
             10/1/15............................................      2,425,500
  2,000,000 Texas State Refunding, Public Finance Authority,
             5.95%, 10/1/15, Series A...........................      2,202,500

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED
 Texas, continued
  1,860,000 Texas State, Public Financial Authority, 6.00%,
             10/1/12,
             Series A...........................................   $  2,046,000
                                                                   ------------
                                                                      6,674,000
                                                                   ------------
 Virginia (3.41%)
  5,000,000 Commonwealth of Virginia Public School Authority,
             Special Obligation, Chesapeake School, 5.63%,
             6/1/15.............................................      5,343,750
  2,995,000 Fairfax County Public Improvement, 5.50%, 6/1/14,
             Series A...........................................      3,170,956
  3,650,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA.........      3,919,188
  1,750,000 Richmond Refunding, 5.20%, 1/15/14..................      1,798,114
                                                                   ------------
                                                                     14,232,008
                                                                   ------------
  Total Municipal Bonds (Cost--$306,446,457)                        335,773,890
                                                                   ------------
 INVESTMENT COMPANY (0.19%)
    809,821 Nuveen Tax Free Money Market Fund...................        809,821
                                                                   ------------
  Total Investment Company (Cost--$809,821)                             809,821
                                                                   ------------
  Total--(Cost $377,220,781) (a)--99.16%                           $414,355,512
                                                                   ============

--------
Percentages indicated are based on net assets of $417,872,551.

  *Variable rate security. Rate presented represents rate in effect at January
   31, 1998. Maturity reflects final maturity date.

(a)Represents Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $37,162,721
   Unrealized depreciation.  $   (27,990)
                             -----------
   Net unrealized
   appreciation............  $37,134,731
                             ===========

(b) Collaterized by various U.S. Government Securities.

AMBAC--AMBAC Indemnity Corporation
AMT--Alternative Minimum Tax Paper
FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (12.31%)
 Hawaii (9.53%)
 2,000,000 Hawaii State Airports System, Revenue, 5.45%, 7/1/00,
            Second Series, MBIA..................................   $ 2,070,000
 2,070,000 Hawaii State Airports Systems Revenue, 5.60%, 7/1/01..     2,173,500
 1,000,000 Hawaii State Housing Fin & Dev Single Family, 4.55%,
            7/1/02, Series A.....................................     1,012,500
                                                                    -----------
                                                                      5,256,000
                                                                    -----------
 Illinois (0.92%)
   500,000 Chicago Illinois O'Hare International Airport, 4.90%,
            1/1/01...............................................       509,375
                                                                    -----------
 Texas (1.86%)
 1,000,000 El Paso Texas Apartment Revenue, 5.00%, 8/15/01.......     1,027,500
                                                                    -----------
  Total Alternative Minimum Tax Paper (Cost--$6,676,762)              6,792,875
                                                                    -----------
 MUNICIPAL BONDS (85.77%)
 Alaska (2.30%)
 1,250,000 Alaska State Housing Finance Corp., 4.60%, 6/1/00.....     1,271,875
                                                                    -----------
 Connecticut (1.85%)
 1,000,000 Connecticut St GO, 4.75%, 3/15/2008, Series E,
            Callable 3/15/04 @101.50, 3/15/06....................     1,022,500
                                                                    -----------
 Hawaii (46.34%)
 3,000,000 Hawaii State, 5.60%, 7/1/04...........................     3,243,750
 2,000,000 Hawaii State, 5.00%, 10/01/04, Series CP, FGIC, Non-
            Callable.............................................     2,095,000
 1,300,000 Hawaii State, 5.00%, 10/01/05, Series CP, FGIC, Non-
            Callable.............................................     1,365,000
 2,500,000 Hawaii State, 5.50%, 10/1/07, Series CP, FGIC, Non-
            Callable.............................................     2,737,500
   220,000 Hawaii State Community Development Authority, District
            #1, Special Tax Assessment, 4.45%, 7/1/98............       220,757
   300,000 Hawaii State Community Development Authority, District
            #2, Special Tax Assessment, 4.45%, 7/1/98............       301,032

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED
 Hawaii, continued
 1,200,000 Hawaii State Housing Fin & Dev Single Family, 4.80%,
            7/1/07, Series B.....................................   $ 1,224,000
 1,000,000 Hawaii State Hwy Rev, 6.00%, 07/01/04, Non-Callable...     1,101,250
 3,750,000 Hawaii State, GO, 5.50%, 1/1/00.......................     3,862,499
 2,000,000 Hawaii State, GO, 4.50%, 3/1/01, Series Cl............     2,030,000
 1,450,000 Honolulu Hawaii City & Cnty, Ser B-Fgic
            5.00%,11/01/05, Series B, FGIC, Non-Callable.........     1,524,313
 1,000,000 Honolulu Hawaii City & Cnty GO, 5.1%, 11/1/08,
            Noncallable..........................................     1,063,750
 1,200,000 Honolulu, City & County, 4.70%, 9/1/01, Series A......     1,228,500
 1,400,000 Honolulu, City & County, 5.25%, 9/1/02, Series A,
            FGIC.................................................     1,471,750
   700,000 Honolulu, City & County GO, 5.10%, 1/1/00, Series A,
            FGIC.................................................       715,750
   370,000 Honolulu, City & County Improvement District, 6.05%,
            10/15/98.............................................       376,009
   370,000 Honolulu, City & County Improvement District, 6.20%,
            10/15/99.............................................       382,488
   620,000 Maui County, GO, 5.35%, 6/1/00........................       640,150
                                                                    -----------
                                                                     25,583,498
                                                                    -----------
 Illinois (2.77%)
 1,500,000 Metropolitan Pier & Exposition, 4.60%, 12/15/00.......     1,528,125
                                                                    -----------
 Maine (1.88%)
 1,000,000 Maine Muni Bond Bank, 5.0%, 11/01/05, Non-Callable....     1,040,000
                                                                    -----------
 Maryland (1.90%)
 1,000,000 Maryland State and Local Facilities, GO, 5.00%,
            3/1/03...............................................     1,047,500
                                                                    -----------
 Massachusetts (1.87%)
 1,000,000 Massachusetts State Construction, 5.13%, 11/1/00,
            Series D.............................................     1,033,750
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED
 Michigan (3.75%)
 1,000,000 Farmington Mi Public School District, 5.00%, 5/1/06,
            Non-Callable.........................................   $ 1,050,000
 1,000,000 Ypsilanti Michigan School District Ref., GO, 4.60%,
            5/1/01, FGIC.........................................     1,020,000
                                                                    -----------
                                                                      2,070,000
                                                                    -----------
 Minnesota (5.43%)
 1,900,000 Minnesota State Revenue, 5.00%, 6/30/01, Series A.....     1,966,500
 1,000,000 Minnesota State, GO, 5.00%, 8/1/00....................     1,030,000
                                                                    -----------
                                                                      2,996,500
                                                                    -----------
 Missouri (1.94%)
 1,000,000 Kansas City Water Revenue, 5.50%, 12/1/02.............     1,071,250
                                                                    -----------
 New York (1.70%)
   900,000 New York St Environmental Facs Pollution Control,
            5.00%, 6/15/03.......................................       937,125
                                                                    -----------
 Rhode Island (3.25%)
 1,750,000 Rhode Island Housing & Mortgage Financial Corporation,
            5.00%, 7/1/00........................................     1,791,563
                                                                    -----------
 Tennessee (3.29%)
 1,790,000 Met Govt Nashville & Davidson Co Health Facs, 4.63%,
            11/1/08, Callable On 5/1/08 @ 101....................     1,816,850
                                                                    -----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED
 Texas (1.85%)
 1,000,000 Tarrant County Texas Health Facilities Development,
            4.75%, 9/1/00, AMBAC.................................   $ 1,018,750
                                                                    -----------
 Utah (1.94%)
 1,000,000 Jordan Utah School District, 5.25%, 6/15/05, Series A.     1,072,500
                                                                    -----------
 Virginia (1.84%)
 1,000,000 Virginia State Public School Authority, 4.50%, 1/1/01.     1,016,250
                                                                    -----------
 Wisconsin (1.87%)
 1,000,000 Milwaukee, GO, 5.00%, 2/1/01..........................     1,030,000
                                                                    -----------
  Total Municipal Bonds (Cost--$46,466,126)                          47,348,036
                                                                    -----------
 MUNICIPAL VARIABLE RATE DEMAND OBLIGATIONS (4.38%)
 Indiana (0.76%)
   420,000 Purdue University, 3.45%, 7/1/17,
            Series H.............................................       420,000
                                                                    -----------
 Washington (3.62%)
 2,000,000 Washington State Health Care Facilty Hutchinson,
            3.70%, 1/1/18........................................     2,000,000
                                                                    -----------
  Total Municipal Variable Rate Demand Obligations (Cost--
   $2,420,000)                                                        2,420,000
                                                                    -----------
 INVESTMENT COMPANY (0.44%)
   241,766 Nuveen Tax Free Money Market Fund.....................       241,766
                                                                    -----------
  Total Investment Company (Cost--$241,766)                             241,766
                                                                    -----------
  Total (Cost--$55,804,654) (a)--102.90%                            $56,802,677
                                                                    ===========

--------
Percentages indicated are based on net assets of $55,199,213.

* Variable rate security. Rate presented represents rate in effect at January 31, 1998. Maturity reflects final maturity date.

(a) Represents Cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $1,011,059
   Unrealized depreciation.. $  (13,036)
                             ----------
   Net unrealized
   appreciation............. $  998,023
                             ==========

(b) Collaterized by various U.S. Government Securities.

AMBAC--AMBAC Indemnity Corporation
AMT--Alternative Minimum Tax Paper
FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                JANUARY 31, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (67.09%)
 China (2.13%)
 Electricity--Generation (1.35%)
    30,000 Shandong Huaneng Power-ADR.............................   $   228,750
                                                                     -----------
 Manufacturing--Appliances (0.78%)
   159,000 Guangdong Kelon Electrical Hldgs
            Class H...............................................       132,525
                                                                     -----------
                                                                         361,275
                                                                     -----------
 Hong Kong (31.16%)
 Automotive (0.47%)
   278,000 Qingling Motors Company................................        79,033
                                                                     -----------
 Construction (6.59%)
   189,000 Cheung Kong Infrastructure.............................       483,580
   261,600 New World Infrastructure Ltd. (b)......................       512,143
 1,028,000 Wai Kee Holdings Ltd...................................       123,543
                                                                     -----------
                                                                       1,119,266
                                                                     -----------
 Consumer Products--Cosmetics and Toiletries (0.34%)
   402,000 Sa Sa International Holdings...........................        58,182
                                                                     -----------
 Containers & Packaging (0.94%)
   212,000 Cosco Pacific Ltd......................................       158,893
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (2.99%)
   296,000 Guangdong Investment Ltd...............................       108,057
    68,000 Hutchison Whampoa Ltd..................................       399,817
                                                                     -----------
                                                                         507,874
                                                                     -----------
 Electrical & Electronic (0.72%)
   590,000 Elec & Eltek International
            Holdings Ltd..........................................       121,987
                                                                     -----------
 Food Products (1.31%)
   120,000 Guangnan Holdings Ltd..................................        61,252
   170,000 Ng Fung Hong Ltd.......................................       160,366
                                                                     -----------
                                                                         221,618
                                                                     -----------
 Forest Products (0.27%)
 1,126,000 Ta Fu International Ltd................................        45,107
                                                                     -----------
 Real Estate (5.87%)
   400,000 Amoy Properties Ltd....................................       294,630
    33,000 Cheung Kong Holdings Ltd...............................       168,443
   208,000 China Resources Beijing Land...........................        71,228
   449,000 Fairyoung Holdings Ltd. (b)............................       111,981

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED
 Hong Kong, continued
 Real Estate, continued
  118,000  Hongkong Land Holdings Ltd.............................   $   189,980
   66,000  New World Development Co. Ltd..........................       159,061
                                                                     -----------
                                                                         995,323
                                                                     -----------
 Telecommunications (2.52%)
  161,500  Asia Satellite Telecom Holdings, Ltd...................       225,392
  102,000  Smartone Telecommunications............................       201,666
                                                                     -----------
                                                                         427,058
                                                                     -----------
 Textile/Apparel (1.59%)
  390,000  Lung Kee Metal Holdings................................       269,100
                                                                     -----------
 Transportation--Air (0.91%)
  936,000  China Southern Airlines Company
            Class H...............................................       154,820
                                                                     -----------
 Utilities--Electric (6.64%)
  109,000  Clp Holdings...........................................       598,627
  480,000  Guangdong Electric Power...............................       223,918
   85,500  Hong Kong Electric Holdings Ltd........................       305,494
                                                                     -----------
                                                                       1,128,039
                                                                     -----------
                                                                       5,286,300
                                                                     -----------
 India (1.42%)
 Telecommunications (1.42%)
   16,700  Mahanager Telephone Nigam Ltd-GDR......................       240,063
                                                                     -----------
 Indonesia (0.68%)
 Hotels & Lodging (0.08%)
  490,000  PT Sona Topas Tourism..................................        14,000
                                                                     -----------
 Transportation--Air (0.60%)
  166,500  Pt Daya Guna Samudera..................................       101,089
                                                                     -----------
                                                                         115,089
                                                                     -----------
 Malaysia (3.67%)
 Construction (0.19%)
  100,000  Metacorp Berhad........................................        33,006
                                                                     -----------
 Electricity--Generation (0.20%)
   47,000  Ytl Power International Bhd............................        33,723
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED
 Malaysia, continued
 Leisure--Recreation, Gaming (1.90%)
 Engineering (0.77%)
   200,000 Gamuda Berhad..........................................   $   105,236
    92,000 IJM Corp Berhad........................................        25,524
                                                                     -----------
                                                                         130,760
                                                                     -----------
   156,000 Magnum Corporation Bhd.................................        86,188
   130,000 Resorts World Bhd......................................       234,747
                                                                     -----------
                                                                         320,935
                                                                     -----------
 Publishing (0.55%)
    91,000 Star Publications......................................        92,717
                                                                     -----------
 Telecommunications (0.06%)
    72,000 Time Engineering Berhad................................        10,504
                                                                     -----------
                                                                         621,645
                                                                     -----------
 Pakistan (1.88%)
 Engineering (1.88%)
    10,300 Hub Power Co Ltd GDR...................................       319,300
                                                                     -----------
 Philippines (2.55%)
 Computers & Peripherals (0.93%)
   506,000 Music Corporation......................................       157,198
                                                                     -----------
 Real Estate (1.62%)
 1,725,000 Sm Prime Holdings Inc..................................       275,029
                                                                     -----------
                                                                         432,227
                                                                     -----------
 Singapore (9.28%)
 Defense Engineering (1.80%)
   373,916 Sing Tech Engineering..................................       304,882
                                                                     -----------
 Electrical & Electronic (0.86%)
   200,000 Wong's Circuits Holdings Ltd...........................       146,000
                                                                     -----------
 Electrical--Machinery (0.53%)
   100,000 Advanced Systems Automation............................        89,691
                                                                     -----------
 Electrical Equipment (1.67%)
    55,000 Elec & Eltek International Co. Ltd.....................       283,250
                                                                     -----------
 Financial Services (0.90%)
    35,000 Cerebos Pacific Ltd....................................        69,715
    20,000 Ocbc Foreign...........................................        83,284
                                                                     -----------
                                                                         152,999
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED
 Singapore, continued
 Foreign Banks (0.49%)
   30,000  Overseas Union Bank Foreign............................   $    82,469
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.79%)
   50,000  Keppel Far East Levingston Ltd.........................       133,954
                                                                     -----------
 Real Estate (0.63%)
  142,000  Keppel Land Limited....................................       107,513
                                                                     -----------
 Telecommunications (1.61%)
   50,000  Datacraft Asia Ltd.....................................       108,000
   83,000  Singapore Telecommunications Limited...................       164,356
                                                                     -----------
                                                                         272,356
                                                                     -----------
                                                                       1,573,114
                                                                     -----------
 Taiwan (7.75%)
 Computers & Peripherals (4.51%)
   24,000  Asustek Computer Inc. (b)..............................       453,946
  140,000  D-Link Corp............................................       308,388
                                                                     -----------
                                                                         762,334
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (0.83%)
   87,500  Standard Foods Taiwan Ltd..............................       141,344
                                                                     -----------
 Electrical & Electronic (1.35%)
      400  Compal Electronics (b).................................         1,239
   26,000  Hon Hai Precision Industry.............................       143,562
   35,000  Siliconware Precision Industries Co. (b)...............        84,807
                                                                     -----------
                                                                         229,608
                                                                     -----------
 Foreign Banks (1.06%)
  148,350  Chinatrust Commercial Bank.............................       180,383
                                                                     -----------
                                                                       1,313,669
                                                                     -----------
 Thailand (3.57%)
 Entertainment--Television (3.57%)
  122,000  Bec World Public Co Ltd................................       605,952
                                                                     -----------
 United States (3.00%)
 Computers & Peripherals (3.00%)
   25,000  Synnex Technology International
            Corp.--GDR (b)........................................       509,375
                                                                     -----------
  Total Common Stocks (Cost--$14,605,182)..........................   11,378,009
                                                                     -----------


                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                JANUARY 31, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 WARRANTS (0.05%)
 Hong Kong (0.05%)
 Construction (0.05%)
  225,000  Wai Kee Holdings Ltd., 6/30/00.........................   $     8,141
                                                                     -----------
  Total Warrants (Cost--$0)........................................        8,141
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANY (29.64%)
 United States (29.64%)
 5,025,952 Union Bank of California Money Market Fund.............   $ 5,025,952
                                                                     -----------
  Total Investment Company (Cost--$5,025,952)......................    5,025,952
                                                                     -----------
  Total (Cost--$19,631,134) (a)--96.78%............................  $16,412,102
                                                                     ===========

--------
Percentages indicated are based on net assets of $16,958,506.

Forward Currency Contracts:

                                   DELIVERY CONTRACT CONTRACT VALUE
                                     DATE    PRICE   (U.S. DOLLARS) APPRECIATION
                                   -------- -------- -------------- ------------
   Currency Purchased:
   Malaysian Ringitt.............   2/3/98   $4.35       $99,086       $4,005
                                    2/4/98   $4.60       $19,162       $1,897
   Singapore Dollars.............   2/4/98   $1.75      $181,911       $3,194
                                                        --------       ------
    Total........................                       $300,159       $9,096

(a) Represents Cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation... $   573,634
   Unrealized depreciation...  (3,792,666)
                              -----------
   Net unrealized
   depreciation.............. $(3,219,032)
                              ===========

(b) Non income producing securities.

ADR-American Depository Receipt
GDR-Global Depository Receipt

                       See notes to financial statements

PACIFIC CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               JANUARY 31, 1998
                                  (UNAUDITED)


1. ORGANIZATION

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund. The Trust is authorized to issue an unlimited number of shares without par value in two classes of shares for each Fund: Retail Class and Institutional Class. The Institutional Class commenced operations October 14, 1994 when the Trust identified those Institutional Shareholders that were part of the Retail Class (as of October 13, 1994) and transferred the Shareholders into the Institutional Class. Retail Class Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. On March 2, 1998 the Growth Stock Fund, the Growth and Income Fund, the Diversified Fixed Income Fund, the Tax Free Securities Fund and the New Asia Growth Fund commenced offering B Class Shares. B Class Shares are subject to a deferred sales charge, imposed at the time of redemption, if shares are redeemed within six years of purchase. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by Retail and B Class Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows: Growth Stock Fund seeks long-term capital appreciation; U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund seek a high level of current income consistent with prudent risk of capital. Growth and Income Fund seeks primarily current income and secondarily capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund seek a high level of current income exempt from federal and Hawaii income taxes. New Asia Growth Fund seeks long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION

 Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Funds' Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund are valued based on quotations from the primary market in which

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1998
                                  (UNAUDITED)

 they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the cost and market values of securities are reflected as either unrealized appreciation or depreciation.

 SECURITIES TRANSACTIONS AND RELATED INCOME

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the exdividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 FOREIGN CURRENCY TRANSLATION:

 The New Asia Growth Fund isolates that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

 Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

 RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

 Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the New Asia Growth Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

 Withholding taxes on foreign dividends have been provided for in accordance with the New Asia Growth Fund's understanding of applicable countries' tax rules and rates.

 FORWARD CURRENCY EXCHANGE CONTRACTS:

 The New Asia Growth Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies. The Fund may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or to sell

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1998
                                  (UNAUDITED)

 foreign currencies. A forward foreign currency contract is an obligation by the Fund to purchase or to sell a specific currency at a future date at a price set at the time of the contract. The Fund may use forward foreign currency exchange contracts in order to protect against uncertainty in fluctuations of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

 WHEN-ISSUED AND FORWARD COMMITMENTS

 The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

 REPURCHASE AGREEMENTS

 The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which Hawaiian Trust Company, Limited ("Hawaiian Trust") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 DIVIDENDS TO SHAREHOLDERS

 Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Growth Stock Fund and Growth and Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1998
                                  (UNAUDITED)


 FEDERAL INCOME TAXES

 Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 CONCENTRATION OF CREDIT RISK

 The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

 OTHER

 Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 1998 are as follows:

                                                        PURCHASES      SALES
                                                       ------------ ------------
 Growth Stock Fund.................................... $110,498,633 $117,618,622
 U.S. Treasury Securities Fund........................    2,223,242    2,437,531
 Short Intermediate U.S. Treasury Securities Fund.....    1,733,517    2,749,846
 Growth and Income Fund...............................   47,590,964   46,044,260
 Diversified Fixed Income Fund........................   60,989,684   49,036,940
 Tax-Free Securities Fund.............................   22,341,718    9,401,089
 Tax-Free Short Intermediate Securities Fund..........   16,046,794   12,306,352
 New Asia Growth Fund.................................   13,353,721   11,022,304

4. RELATED PARTY TRANSACTIONS

 Investment advisory services are provided to the Trust by Hawaiian Trust (the "Adviser"). Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Fund.

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1998
                                  (UNAUDITED)


 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Fund Services") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and administrator. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. Under the terms of the management and administration agreement, BISYS' fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 BISYS also serves as the Trust's distributor and receives fees for providing distribution services in accordance with a Distribution Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, Retail Class Shares pay BISYS a fee not to exceed, on an annual basis, 0.75% of the average daily net assets attributable to the Retail Class of shares of each Fund for payments BISYS makes to banks, including the Advisor, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. For the year ended July 31, 1997, BISYS, as the Trust's principal underwriter, received approximately $68,561 from commissions on sales of Retail Class shares which was reallowed to other dealers.

 BISYS Fund Services serves the Trust as Fund Accountant. Under the terms of the Fund Accounting agreement, BISYS Fund Services is entitled to receive fees based on a percentage of the average net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing Fund Accounting services.

 As of February 2, 1998, BISYS Fund Services serves as the Transfer Agent for the Funds. Under the terms of the Transfer Agent agreement BISYS Fund Services is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing Transfer Agent services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for the six months ended January 31, 1998 is as follows:

                           INVESTMENT ADVISORY FEES
                         ----------------------------
                         ANNUAL FEE AS A              ADMINISTRATION  12B-1 FEES
                            PERCENTAGE       FEES          FEES      VOLUNTARILY
                            OF AVERAGE    VOLUNTARILY  VOLUNTARILY    REDUCED--   ACCOUNTING
                         DAILY NET ASSETS   REDUCED      REDUCED     RETAIL CLASS   FEES*
                         ---------------- ----------- -------------- ------------ ----------
 Growth Stock Fund......      0.80%         $   --       $48,194       $25,209     $37,469
 U.S. Treasury
 Securities Fund........      0.60%           4,760        4,630         2,660       4,290
 Short Intermediate U.S.
  Treasury
  Securities Fund.......      0.50%          28,505        7,126         1,528       4,972
 Growth and Income Fund.      0.80%             --        25,819        10,165      20,692
 Diversified Fixed
 Income Fund............      0.60%          19,310       28,789         3,344      23,725
 Tax-Free Securities
 Fund...................      0.60%          53,100       66,346         6,241      64,568
 Tax-Free Short
  Intermediate
  Securities Fund.......      0.50%           4,546       10,444         1,579       8,964
 New Asia Growth Fund...      0.90%             --         4,682         6,798       6,415

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1998
                                  (UNAUDITED)


5. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Trust were as follows:

                                                           U.S. TREASURY
                              GROWTH STOCK FUND           SECURITIES FUND
                          --------------------------- ---------------------------
                                AMOUNT        SHARES       AMOUNT        SHARES
                          -------------  ------------ -------------  ------------
                          FOR THE SIX MONTHS ENDED    FOR THE SIX MONTHS ENDED
                              JANUARY 31, 1998            JANUARY 31, 1998
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $   1,335,014       79,617  $      65,436       6,962
Dividends reinvested....      1,239,384       82,407         22,690       2,411
Shares redeemed.........       (629,098)     (38,198)      (151,982)    (16,181)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $   1,945,300      123,826  $     (63,856)    (6,808)
                          =============  ===========  =============  ==========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $  26,185,657    1,597,248  $     346,929      36,286
Shares issued in
connection with common
trust fund acquisition..    120,286,123    8,205,056
Dividends reinvested....     28,765,230    1,908,676        605,813      64,347
Shares redeemed.........    (26,610,573)  (1,594,106)    (3,549,493)   (381,679)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $ 148,626,437   10,116,874  $  (2,596,751)   (281,046)
                          =============  ===========  =============  ==========
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                JULY 31, 1997              JULY 31, 1997
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $   3,204,633      224,887  $     262,172      28,434
Dividends reinvested....         16,102        1,191         48,799       5,310
Shares redeemed.........     (1,497,916)    (109,496)      (228,130)    (24,896)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $   1,722,819      116,582  $      82,841       8,848
                          =============  ===========  =============  ==========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........     36,521,743    2,562,096      1,380,971     149,658
Dividends reinvested....         76,010        5,584      1,366,474     148,459
Shares redeemed.........    (80,981,052)  (5,700,654)    (2,779,194)   (300,730)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).   $(44,383,299)  (3,132,974)      $(31,749)     (2,613)
                          =============  ===========  =============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1998
                                  (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                           SHORT INTERMEDIATE U.S.
                          TREASURY SECURITIES FUND     GROWTH AND INCOME FUND
                          --------------------------- ---------------------------
                               AMOUNT        SHARES         AMOUNT        SHARES
                          -------------  ------------ -------------  ------------
                          FOR THE SIX MONTHS ENDED    FOR THE SIX MONTHS ENDED
                              JANUARY 31, 1998            JANUARY 31, 1998
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $     167,029       17,532  $   1,069,505       62,773
Dividends reinvested....         14,048        1,469         66,993       22,989
Shares redeemed.........       (174,069)     (18,261)      (411,742)     (24,455)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $       7,008          740  $   1,024,756       61,307
                          =============  ===========  =============  ===========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $   2,730,130      285,291  $  19,002,344    1,132,709
Shares issued in
connection with common
trust fund acquisition..      9,573,342      995,150
Dividends reinvested....         24,634        2,579     10,830,359      668,932
Shares redeemed.........     (5,992,926)    (626,469)   (17,290,985)  (1,019,477)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $   6,335,180      656,551  $  12,541,718      782,164
                          =============  ===========  =============  ===========
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                JULY 31, 1997               JULY 31, 1997
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $     140,921       14,898  $   2,191,642      153,432
Dividends reinvested....         36,426        3,858         81,348        6,075
Shares redeemed.........       (728,488)     (76,854)      (527,062)     (37,700)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $    (551,141)     (58,098) $   1,745,928      121,807
                          =============  ===========  =============  ===========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $  11,979,335    1,272,770  $  43,781,341    3,080,616
Dividends reinvested....         55,995        5,915      2,325,676      172,366
Shares redeemed.........     (9,297,503)    (983,459)   (30,463,375)  (2,125,196)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $   2,737,827      295,226  $  15,643,642    1,127,786
                          =============  ===========  =============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1998
                                  (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                              DIVERSIFIED FIXED               TAX-FREE
                                 INCOME FUND               SECURITIES FUND
                          --------------------------- ---------------------------
                                AMOUNT        SHARES        AMOUNT        SHARES
                          -------------  ------------ -------------  ------------
                          FOR THE SIX MONTHS ENDED    FOR THE SIX MONTHS ENDED
                              JANUARY 31, 1998            JANUARY 31, 1998
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $     538,847       50,700  $     234,552       21,900
Dividends reinvested....         34,100        3,171         19,236        1,785
Shares redeemed.........       (269,157)     (24,978)      (462,514)     (43,149)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $     303,790       28,893  $    (208,726)     (19,464)
                          =============  ===========  =============  ===========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $  24,501,476    2,274,369  $  20,687,267    1,908,949
Shares issued in
connection with common
trust fund acquisition..      8,914,400      817,085    104,600,137    9,658,369
Dividends reinvested....         23,970        2,219      1,620,261      150,296
Shares redeemed.........    (20,019,523)  (1,837,065)   (12,868,741)  (1,193,084)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $  13,420,923    1,256,608  $ 114,038,924   10,524,530
                          =============  ===========  =============  ===========
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                JULY 31, 1997               JULY 31, 1997
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $     748,361       71,630  $   2,100,119      201,633
Dividends reinvested....         70,514        6,720         20,004        1,896
Shares redeemed.........       (829,853)     (79,822)      (241,385)     (23,123)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $     (10,978)      (1,472) $   1,878,738      180,406
                          =============  ===========  =============  ===========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $  44,769,922    4,245,046  $  31,135,063    2,950,938
Dividends reinvested....        599,007       55,986      1,613,763      151,978
Shares redeemed.........    (78,102,272)  (7,368,883)   (35,722,280)  (3,389,736)
                          -------------  -----------  -------------  -----------
Net increase/(decrease).  $ (32,733,343)  (3,067,851) $  (2,973,454)    (286,820)
                          =============  ===========  =============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                JANUARY 31, 1998
                                  (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                                  TAX-FREE
                             SHORT INTERMEDIATE               NEW ASIA
                               SECURITIES FUND              GROWTH FUND
                          --------------------------- ---------------------------
                               AMOUNT        SHARES        AMOUNT        SHARES
                          -------------  ------------ -------------  ------------
                          FOR THE SIX MONTHS ENDED    FOR THE SIX MONTHS ENDED
                              JANUARY 31, 1998            JANUARY 31, 1998
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $      29,081        2,875  $     347,507      32,042
Dividends reinvested....         10,416        1,029        228,503      26,391
Shares redeemed.........       (181,994)     (17,971)      (373,911)    (35,962)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $    (142,497)     (14,067) $     202,099      22,471
                          =============  ===========  =============  ==========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $   7,412,612      729,791  $   5,833,525     609,088
Shares issued in
connection with common
trust fund acquisition..     12,804,860    1,259,083
Dividends reinvested....        213,846       21,088      1,553,438     176,588
Shares redeemed.........     (3,398,425)    (333,757)    (1,741,685)   (178,911)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $  17,032,893    1,676,205  $   5,645,278     606,765
                          =============  ===========  =============  ==========
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               JULY 31, 1997               JULY 31, 1997
                          --------------------------- ---------------------------
RETAIL CLASS SHARES:
Shares issued...........  $     741,966       73,793  $   1,372,902     111,117
Dividends reinvested....         15,130        1,502         21,601       1,764
Shares redeemed.........       (491,902)     (48,887)      (527,801)    (42,850)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $     265,194       26,408  $     866,702      70,031
                          =============  ===========  =============  ==========
INSTITUTIONAL CLASS
SHARES:
Shares issued...........  $   5,454,511      540,179  $   9,703,868     791,509
Dividends reinvested....         52,152        5,141         81,463       6,605
Shares redeemed.........     (8,057,230)    (796,267)    (3,030,589)   (240,435)
                          -------------  -----------  -------------  ----------
Net increase/(decrease).  $  (2,550,567)    (250,947) $   6,754,742     557,679
                          =============  ===========  =============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                               JANUARY 31, 1998
                                  (UNAUDITED)


6. ACQUISITION OF COMMON TRUST FUNDS

 On December 14, 1997, the Diversified Fixed Income Fund issued Investor Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Capital Taxable Bond Common Trust Fund. The following is a summary of Investor Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor Y Shares............    817,085
  Net assets acquired.......... $8,914,400
  Net asset value.............. $    10.91
  Unrealized appreciation...... $  387,572

 On December 14, 1997, the Growth Stock Fund issued Investor Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Capital Growth Stock Common Trust Fund. The following is a summary of Investor Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor Y Shares............    8,205,056
  Net assets acquired.......... $120,286,123
  Net asset value.............. $      14.66
  Unrealized appreciation...... $ 41,467,947

 On December 14, 1997, the Tax Free Securities Fund issued Investor Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Capital Tax Free Securities Common Trust Fund. The following is a summary of Investor Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor Y
  Shares.......................    9,658,369
  Net assets acquired.......... $104,600,137
  Net asset value.............. $      10.83
  Unrealized appreciation...... $  8,437,142

 On December 14, 1997, the Tax Free Short Intermediate Fund issued Investor Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Capital Tax Exempt Short Common Trust Fund. The following is a summary of Investor Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor Y Shares............   1,259,082
  Net assets acquired.......... $12,804,860
  Net asset value.............. $     10.17
  Unrealized appreciation...... $   116,334

 On December 14, 1997, the Short Intermediate U.S. Treasury Securities Fund issued Investor Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Capital Short Intermediate Common Trust Fund. The following is a summary of Investor Y shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

  Investor Y Shares............   995,150
  Net assets acquired.......... $9,573,342
  Net asset value.............. $     9.62
  Unrealized appreciation...... $  114,281

                                   Continued

PACIFIC CAPITAL FUNDS
                             FINANCIAL HIGHLIGHTS

                                                             GROWTH STOCK FUND
                            -------------------------------------------------------------------------------------------
                                FOR THE                     FOR THE             FOR THE               FOR THE
                            SIX MONTHS ENDED               YEAR ENDED          YEAR ENDED           YEAR ENDED
                             JANUARY , 1998              JULY 31, 1997       JULY 31, 1996         JULY 31, 1995
                            -----------------------     ------------------  -----------------  ---------------------
                                           INSTITU-               INSTITU-           INSTITU-              INSTITU-
                            RETAIL          TIONAL      RETAIL     TIONAL   RETAIL    TIONAL   RETAIL (C) TIONAL (B)
                            -------        --------     -------   --------  -------  --------  ---------- ----------
NET ASSET VALUE, BEGINNING
 OF PERIOD................   $17.43          $17.44      $11.89     $11.89    $11.71   $11.71    $ 9.83      $ 9.89
                            -------        --------     -------   --------  -------  --------    ------    --------
Investment Activities
 Net investment income....    (0.02)           0.00        0.03       0.07     0.07      0.10      0.12        0.11
 Net realized and
  unrealized gain (loss)
  from investments........     0.51            0.52        5.55       5.55     0.89      0.89      1.87        1.83
                            -------        --------     -------   --------  -------  --------    ------    --------
  Total from Investment
   Activities.............     0.49            0.52        5.58       5.62     0.96      0.99      1.99        1.94
                            -------        --------     -------   --------  -------  --------    ------    --------
Distributions
 Net investment income....    (0.01)          (0.02)      (0.03)     (0.07)   (0.07)    (0.10)    (0.11)      (0.12)
 In excess of net
  investment income.......      --              --        (0.01)       --       --        --        --          --
 Net realized gains.......    (2.62)          (2.62)        --         --     (0.22)    (0.22)      --          --
 In excess of net realized
  gains...................      --              --          --         --     (0.49)    (0.49)      --          --
                            -------        --------     -------   --------  -------  --------    ------    --------
  Total Distributions.....    (2.63)          (2.64)      (0.04)     (0.07)   (0.78)    (0.81)    (0.11)      (0.12)
                            -------        --------     -------   --------  -------  --------    ------    --------
NET ASSET VALUE,
 END OF PERIOD............   $15.29          $15.32      $17.43     $17.44   $11.89    $11.89    $11.71      $11.71
                            =======        ========     =======   ========  =======  ========    ======    ========
Total Return (excludes
 sales charges)...........     3.01%(f)        3.19%(f)   47.02%     47.39%    8.25%     8.53%    20.43%      20.64%(d)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000).............  $10,444        $329,243     $9,742   $198,407   $5,261  $172,565    $3,905    $136,837
Ratio of expenses to
 average net assets.......     1.31%(e)        1.06%       1.32%      1.07%    1.34%     1.09%     1.36%       1.13%(e)
Ratio of net investment
 income to average net
 assets...................    (0.16)%(e)       0.04%(e)    0.16%      0.45%    0.60%     0.86%     1.12%       1.30%(e)
Ratio of expenses to
 average net assets*......     1.85%(e)        1.10%(e)    1.86%      1.11%    1.88%     1.13%     1.98%       1.21%(e)
Ratio of net investment
 income to average net
 assets*..................    (0.70)%(e)       0.00%(e)   (0.38)%     0.41%    0.06%     0.82%     0.50%       1.23%(e)
Portfolio Turnover (g)....    46.66%          46.66%      32.20%     32.20%   61.30%    61.30%    32.40%      32.40%
Average Commission Rate
 paid (h).................  $0.0777         $0.0777     $0.0893    $0.0893  $0.0895   $0.0895       --          --
                            NOVEMBER 1,
                              1993 TO
                             JULY 31,
                             1994 (A)
                            ---------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $10.00
                            ---------
Investment Activities
 Net investment income....       0.07
 Net realized and
  unrealized gain (loss)
  from investments........      (0.18)
                            ---------
  Total from Investment
   Activities.............      (0.11)
                            ---------
Distributions
 Net investment income....      (0.06)
 In excess of net
  investment income.......        --
 Net realized gains.......        --
 In excess of net realized
  gains...................        --
                            ---------
  Total Distributions.....      (0.06)
                            ---------
NET ASSET VALUE,
 END OF PERIOD............     $ 9.83
                            =========
Total Return (excludes
 sales charges)...........      (1.05%)(f)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000).............    $56,121
Ratio of expenses to
 average net assets.......       1.41%(e)
Ratio of net investment
 income to average net
 assets...................       0.98%(e)
Ratio of expenses to
 average net assets*......       2.31%(e)
Ratio of net investment
 income to average net
 assets*..................       0.07%(e)
Portfolio Turnover (g)....      25.89%
Average Commission Rate
 paid (h).................        --

-------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective
    October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October
    14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                      U.S TREASURY SECURITIES FUND
                           --------------------------------------------------------------------------------------------------
                              FOR THE SIX                FOR THE           FOR THE              FOR THE
                             MONTHS ENDED              YEAR ENDED        YEAR ENDED           YEAR ENDED
                           JANUARY 31, 1998           JULY 31, 1997     JULY 31, 1996        JULY 31, 1995        NOVEMBER 1,
                           ---------------------     ----------------  ----------------  ---------------------      1993 TO
                                       INSTITU-              INSTITU-          INSTITU-              INSTITU-      JULY 31,
                           RETAIL       TIONAL       RETAIL   TIONAL   RETAIL   TIONAL   RETAIL (C) TIONAL (B)     1994 (A)
                           -------     ---------     ------  --------  ------  --------  ---------- ----------    -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD......  $ 9.37       $ 9.38      $ 9.13   $ 9.14   $ 9.42   $ 9.43     $ 9.04     $ 8.66         $10.00
                           -------     --------      ------  -------   ------  -------     ------    -------        -------
Investment Activities
 Net investment income....    0.30         0.31        0.52     0.53     0.53     0.59       0.50       0.44           0.31
 Net realized and
  unrealized gain (loss)
  from investments........    0.24         0.24        0.25     0.26    (0.20)   (0.24)      0.38       0.76          (1.00)
                           -------     --------      ------  -------   ------  -------     ------    -------        -------
  Total from Investment
   Activities.............    0.54         0.55        0.77     0.79     0.33     0.35       0.88       1.20          (0.69)
                           -------     --------      ------  -------   ------  -------     ------    -------        -------
Distributions
 Net investment income....   (0.30)       (0.31)      (0.46)   (0.54)   (0.53)   (0.55)     (0.50)     (0.43)         (0.27)
 In excess of net
  investment income.......      --           --       (0.07)   (0.01)   (0.09)   (0.09)       --         --             --
                           -------     --------      ------  -------   ------  -------     ------    -------        -------
  Total Distributions.....    (0.30)      (0.31)      (0.53)   (0.55)   (0.62)   (0.64)     (0.50)     (0.43)         (0.27)
                           -------     --------      ------  -------   ------  -------     ------    -------        -------
NET ASSET VALUE, END OF
 PERIOD...................  $ 9.61       $ 9.62      $ 9.37   $ 9.38   $ 9.13   $ 9.14     $ 9.42     $ 9.43         $ 9.04
                           =======     ========      ======  =======   ======  =======     ======    =======        =======
Total Return (excludes
 sales charges)...........    5.39%(f)     5.52%(f)    8.68%    8.92%    3.43%    3.71%     10.18%     10.49%(d)      (6.95)%(f)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000).............  $1,050      $21,739      $1,087  $23,832     $979  $23,248     $1,035    $51,264        $60,125
Ratio of expenses to
 average net assets.......    1.14%(e)     0.89%(e)    1.16%    0.91%    1.20%    0.95%      1.19%      1.02%(e)       1.15%(e)
Ratio of net investment
 income to
 average net assets.......    5.42%(e)     5.67%(e)    5.60%    5.85%    5.55%    5.81%      5.57%      5.78%(e)       4.62%(e)
Ratio of expenses to
 average net assets*......    1.72%(e)     0.97%(e)    1.70%    0.95%    1.74%    0.99%      1.81%      1.09%(e)       2.09%(e)
Ratio of net investment
 income to average net
 assets*..................    4.84%(e)     5.59%(e)    5.06%    5.81%    5.01%    5.77%      4.96%      5.71%(e)       3.68%(e)
Portfolio Turnover (g)....   10.35%       10.35%      44.90%   44.90%   15.75%   15.75%     80.98%     80.98%         11.36%

-------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective
    October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October
    14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                         ---------------------------------------------------------------------------------------------------
                              FOR THE                  FOR THE           FOR THE              FOR THE
                         SIX MONTHS ENDED            YEAR ENDED        YEAR ENDED           YEAR ENDED
                         JANUARY 31, 1998           JULY 31, 1997     JULY 31, 1996        JULY 31, 1995        DECEMBER 13,
                         ---------------------     ----------------  ----------------  ---------------------      1993 TO
                                     INSTITU-              INSTITU-          INSTITU-              INSTITU-       JULY 31,
                         RETAIL       TIONAL       RETAIL   TIONAL   RETAIL   TIONAL   RETAIL (C) TIONAL (B)      1994 (A)
                         -------     ---------     ------  --------  ------  --------  ---------- ----------    ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 9.55       $ 9.56      $ 9.41   $ 9.42   $ 9.60   $ 9.61     $ 9.52     $ 9.30         $10.00
                         -------     --------      ------  -------   ------  -------     ------    -------         ------
Investment Activities
 Net investment income..    0.29         0.31        0.49     0.52     0.48     0.53       0.52       0.44           0.24
 Net realized and
  unrealized gain (loss)
  from investments......    0.15         0.15        0.14     0.14    (0.11)   (0.13)      0.05       0.31          (0.52)
                         -------     --------      ------  -------   ------  -------     ------    -------         ------
  Total from Investment
   Activities...........    0.44         0.46        0.63     0.66     0.37     0.40       0.57       0.75          (0.28)
                         -------     --------      ------  -------   ------  -------     ------    -------         ------
Distributions
 Net investment income..   (0.29)       (0.31)      (0.49)   (0.52)   (0.50)   (0.53)     (0.49)     (0.44)         (0.20)
 In excess of net
  investment income.....     --           --          --       --     (0.04)   (0.04)       --         --             --
 In excess of net
  realized gains........     --           --          --       --     (0.02)   (0.02)       --         --             --
                         -------     --------      ------  -------   ------  -------     ------    -------         ------
  Total Distributions...   (0.29)       (0.31)      (0.49)   (0.52)   (0.56)   (0.59)     (0.49)     (0.44)         (0.20)
                         -------     --------      ------  -------   ------  -------     ------    -------         ------
NET ASSET VALUE,
 END OF PERIOD..........  $ 9.70       $ 9.71      $ 9.55   $ 9.56   $ 9.41   $ 9.42     $ 9.60     $ 9.61         $ 9.52
                         =======     ========      ======  =======   ======  =======     ======    =======         ======
Total Return (excludes
 sales charges).........    4.25%(f)     4.37%(f)    6.92%    7.19%    3.90%    4.18%      6.28%      6.57%(d)      (2.76)%(f)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000)...........    $636      $33,519        $618   $26,722  $1,156  $23,545       $489    $16,214         $3,419
Ratio of expenses to
 average
 net assets.............    0.85%(e)     0.60%(e)    0.87%    0.62%    0.92%    0.67%      0.99%      0.75%(e)       1.00%(e)
Ratio of net investment
 income
 to average net assets..    5.16%(e)     5.41%(e)    5.22%    5.47%    5.14%    5.40%      5.51%      5.84%(e)       3.96%(e)
Ratio of expenses to
 average
 net assets*............    1.60%(e)     0.85%(e)    1.62%    0.87%    1.67%    0.92%      1.78%      0.99%(e)       5.39%(e)
Ratio of net investment
 income
 to average net assets*.    4.41%(e)     5.16%(e)    4.47%    5.22%    4.39%    5.15%      4.72%      5.61%(e)      (0.43)%(e)
Portfolio Turnover (g)..    6.35%        6.35%      51.56%   51.56%   47.17%   47.17%     62.73%     62.73%          0.00%

-------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statments.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                      GROWTH AND INCOME FUND
                            -----------------------------------------------------------------------------------------
                                FOR THE                   FOR THE             FOR THE
                            SIX MONTHS ENDED             YEAR ENDED          YEAR ENDED      OCTOBER 14, 1994 TO
                            JANUARY 31, 1998           JULY 31, 1997       JULY 31, 1996      JULY 31, 1995 (A)
                            ---------------------     ------------------  -----------------  ------------------------
                                         INSTITU-               INSTITU-           INSTITU-                 INSTITU-
                            RETAIL        TIONAL      RETAIL     TIONAL   RETAIL    TIONAL    RETAIL         TIONAL
                            -------      --------     -------   --------  -------  --------  ---------     ----------
NET ASSET VALUE, BEGINNING
 OF PERIOD................   $17.25        $17.27      $12.32     $12.32   $11.44   $11.43      $10.00         $10.00
                            -------      --------     -------   --------  -------  -------   ---------     ----------
Investment Activities
 Net investment income....     0.02          0.04        0.08       0.11     0.16     0.17        0.17           0.20
 Net realized and
  unrealized gain from
  investments.............     0.76          0.76        5.57       5.58     1.19     1.21        1.44           1.42
                            -------      --------     -------   --------  -------  -------   ---------     ----------
  Total from Investment
   Activities.............     0.78          0.80        5.65       5.69     1.35     1.38        1.61           1.62
                            -------      --------     -------   --------  -------  -------   ---------     ----------
Distributions
 Net investment income....    (0.02)        (0.04)      (0.08)     (0.11)   (0.15)   (0.17)      (0.17)         (0.19)
 In excess of net
  investment income.......      --            --        (0.01)       --     (0.01)   (0.01)        --             --
 Net realized gains.......    (1.53)        (1.53)      (0.63)     (0.63)   (0.31)   (0.31)        --             --
                            -------      --------     -------   --------  -------  -------   ---------     ----------
  Total Distributions.....    (1.55)        (1.57)      (0.72)     (0.74)   (0.47)   (0.49)      (0.17)         (0.19)
                            -------      --------     -------   --------  -------  -------   ---------     ----------
NET ASSET VALUE, END OF
 PERIOD...................   $16.48        $16.50      $17.25     $17.27   $12.32   $12.32      $11.44         $11.43
                            =======      ========     =======   ========  =======  =======   =========     ==========
Total Return (excludes
 sales charges)...........     4.74%(b)      4.85%(b)   47.59%     47.96%   11.96%   12.29%      16.35%(b)      16.41%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000).............   $4,571      $131,252      $3,726   $123,821   $1,160  $74,427        $328        $41,771
Ratio of expenses to
 average net assets.......     1.33%(c)      1.08%(c)    1.32%      1.07%    1.37%    1.11%       1.40%(c)       1.14%(c)
Ratio of net investment
 income to average net
 assets...................     0.17%(c)      0.42%(c)    0.48%      0.79%    1.03%    1.43%       2.08%(c)       2.47%(c)
Ratio of expenses to
 average net assets*......     1.87%(c)      1.12%(c)    1.86%      1.12%    1.91%    1.15%       1.99%(c)       1.22%(c)
Ratio of net investment
 income to average net
 assets*..................    (0.37)%(c)     0.38%(c)   (0.06)%     0.75%    0.49%    1.39%       1.49%(c)       2.39%(c)
Portfolio Turnover (d)....    36.84%        36.84%      74.83%     74.83%   80.83%   80.83%      12.78%         12.78%
Average Commission Rate
 Paid (e).................  $0.0738       $0.0738     $0.0874    $0.0874  $0.0921  $0.0921

-------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               DIVERSIFIED FIXED INCOME FUND
                           --------------------------------------------------------------------------------------
                                FOR THE                  FOR THE           FOR THE
                           SIX MONTHS ENDED            YEAR ENDED        YEAR ENDED      OCTOBER 14, 1994 TO
                           JANUARY 31, 1998           JULY 31, 1997     JULY 31, 1996     JULY 31, 1995 (A)
                           ---------------------     ----------------  ----------------  ------------------------
                                       INSTITU-              INSTITU-          INSTITU-                 INSTITU-
                           RETAIL       TIONAL       RETAIL   TIONAL   RETAIL   TIONAL    RETAIL         TIONAL
                           -------     ---------     ------  --------  ------  --------  ---------     ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD......  $10.71        $10.78     $10.45    $10.53  $10.75    $10.84     $10.00         $10.00
                           -------     ---------     ------  --------  ------  --------  ---------     ----------
Investment Activities
 Net investment income....    0.34          0.36       0.57      0.60    0.59      0.58       0.49           0.55
 Net realized and
  unrealized gain from
  investments.............    0.25          0.26       0.35      0.34   (0.19)    (0.16)      0.74           0.78
                           -------     ---------     ------  --------  ------  --------  ---------     ----------
  Total from Investment
   Activities.............    0.59          0.62       0.92      0.94    0.40      0.42       1.23           1.33
                           -------     ---------     ------  --------  ------  --------  ---------     ----------
Distributions
 Net investment income....   (0.34)        (0.36)     (0.57)    (0.60)  (0.58)    (0.61)     (0.48)         (0.49)
 In excess of net
  investment income.......     --            --         --        --    (0.02)    (0.02)       --             --
 In excess of net realized
  gains...................     --            --       (0.09)    (0.09)  (0.10)    (0.10)       --             --
                           -------     ---------     ------  --------  ------  --------  ---------     ----------
  Total Distributions.....   (0.34)        (0.36)     (0.66)    (0.69)  (0.70)    (0.73)     (0.48)         (0.49)
                           -------     ---------     ------  --------  ------  --------  ---------     ----------
NET ASSET VALUE, END OF
 PERIOD...................  $10.96        $11.04     $10.71    $10.78  $10.45    $10.53     $10.75         $10.84
                           =======     =========     ======  ========  ======  ========  =========     ==========
Total Return (excludes
 sales charges)...........    5.15%(b)      5.36%(b)   9.20%     9.30%   3.69%     3.85%     12.66%(b)      13.70%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000).............  $1,446      $149,591     $1,103  $132,583  $1,093  $161,742        $27        $54,827
Ratio of expenses to
 average net assets.......    1.08%(c)      0.83%(c)   1.15%     0.90%   1.15%     0.88%      1.18%(c)       0.93%(c)
Ratio of net investment
 income
 to average net assets....    5.40%(c)      5.65%(c)   5.44%     5.67%   5.31%     5.56%      6.25%(c)       6.71%(c)
Ratio of expenses to
 average net assets*......    1.65%(c)      0.90%(c)   1.69%     0.94%   1.69%     0.92%      1.77%(c)       1.01%(c)
Ratio of net investment
 income
 to average net assets*...    4.83%(c)      5.58%(c)   4.90%     5.63%   4.77%     5.52%      5.66%(c)       6.63%(c)
Portfolio Turnover (d)....   35.66%        35.66%     80.98%    80.98%  58.86%    58.86%     60.47%         60.47%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               TAX-FREE SECURITIES FUND
                         -------------------------------------------------------------------------------------
                              FOR THE                  FOR THE           FOR THE
                         SIX MONTHS ENDED            YEAR ENDED        YEAR ENDED      OCTOBER 14, 1994 TO
                         JANUARY 31, 1998           JULY 31, 1997     JULY 31, 1996     JULY 31, 1995 (A)
                         ---------------------     ----------------  ----------------  -----------------------
                                     INSTITU-              INSTITU-          INSTITU-                INSTITU-
                         RETAIL       TIONAL       RETAIL   TIONAL   RETAIL   TIONAL    RETAIL        TIONAL
                         -------     ---------     ------  --------  ------  --------  --------     ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.84        $10.86     $10.44    $10.46  $10.53    $10.56    $10.00         $10.00
                         -------     ---------     ------  --------  ------  --------  --------     ----------
Investment Activities
 Net investment income..    0.28          0.30       0.49      0.51    0.50      0.52      0.39           0.42
 Net realized and
  unrealized gain from
  investments...........    0.16          0.18       0.46      0.46    0.07      0.07      0.50           0.51
                         -------     ---------     ------  --------  ------  --------  --------     ----------
  Total from Investment
   Activities...........    0.44          0.48       0.95      0.97    0.57      0.59      0.89           0.93
                         -------     ---------     ------  --------  ------  --------  --------     ----------
Distributions
 Net investment income..   (0.28)        (0.30)     (0.49)    (0.51)  (0.49)    (0.52)    (0.36)         (0.37)
 In excess of net
  investment income.....     --            --         --        --    (0.04)    (0.04)      --             --
 Net realized gains.....   (0.06)        (0.06)     (0.06)    (0.06)  (0.09)    (0.09)      --             --
 In excess of net
  realized gains........     --            --         --        --    (0.04)    (0.04)      --             --
                         -------     ---------     ------  --------  ------  --------  --------     ----------
  Total Distributions...   (0.34)        (0.36)     (0.55)    (0.57)  (0.66)    (0.69)    (0.36)         (0.37)
                         -------     ---------     ------  --------  ------  --------  --------     ----------
NET ASSET VALUE, END OF
 PERIOD.................  $10.94        $10.98     $10.84    $10.86  $10.44    $10.46    $10.53         $10.56
                         =======     =========     ======  ========  ======  ========  ========     ==========
Total Return (excludes
 sales charges).........    3.76%(b)      4.08%(b)   9.35%     9.58%   5.54%     5.73%     9.06%(b)       9.54%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000)...........  $2,356      $415,516     $2,545  $296,764    $569  $288,934      $563       $281,646
Ratio of expenses to
 average net assets.....    1.08%(c)      0.83%(c)   1.12%     0.87%   1.14%     0.89%     1.15%(c)       0.89%(c)
Ratio of net investment
 income
 to average net assets..    4.45%(c)      4.70%(c)   4.60%     4.86%   4.66%     4.92%     4.93%(c)       5.16%(c)
Ratio of expenses to
 average net assets*....    1.65%(c)      0.90%(c)   1.66%     0.91%   1.68%     0.93%     1.74%(c)       0.98%(c)
Ratio of net investment
 income
 to average net assets*.    3.88%(c)      4.63%(c)   4.06%     4.82%   4.12%     4.88%     4.34%(c)       5.07%(c)
Portfolio Turnover (d)..    2.89%         2.89%     11.07%    11.07%  24.78%    24.78%    49.17%         49.17%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                      TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                         --------------------------------------------------------------------------------------
                              FOR THE                  FOR THE           FOR THE
                         SIX MONTHS ENDED            YEAR ENDED        YEAR ENDED      OCTOBER 14, 1994 TO
                         JANUARY 31, 1998           JULY 31, 1997     JULY 31, 1996     JULY 31, 1995 (A)
                         ---------------------     ----------------  ----------------  ------------------------
                                     INSTITU-              INSTITU-          INSTITU-                 INSTITU-
                         RETAIL       TIONAL       RETAIL   TIONAL   RETAIL   TIONAL    RETAIL         TIONAL
                         -------     ---------     ------  --------  ------  --------  ---------     ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.17       $10.21      $10.05   $10.08   $10.11   $10.14      $10.00         $10.00
                         -------     --------      ------  -------   ------  -------   ---------     ----------
Investment Activities
 Net investment income..    0.21         0.22        0.37     0.39     0.37     0.40        0.30           0.32
 Net realized and
  unrealized gain from
  investments...........    0.06         0.08        0.13     0.14    (0.03)   (0.03)       0.08           0.11
                         -------     --------      ------  -------   ------  -------   ---------     ----------
  Total from Investment
   Activities...........    0.27         0.30        0.50     0.53     0.34     0.37        0.38           0.43
                         -------     --------      ------  -------   ------  -------   ---------     ----------
Distributions
 Net investment income..   (0.21)       (0.22)      (0.37)   (0.39)   (0.37)   (0.40)      (0.27)         (0.29)
 In excess of net
  investment income.....     --           --          --       --     (0.03)   (0.03)        --             --
 Net realized gains.....   (0.06)       (0.06)      (0.01)   (0.01)     --       --          --             --
                         -------     --------      ------  -------   ------  -------   ---------     ----------
  Total Distributions...   (0.27)       (0.28)      (0.38)   (0.40)   (0.40)   (0.43)      (0.27)         (0.29)
                         -------     --------      ------  -------   ------  -------   ---------     ----------
NET ASSET VALUE,
 END OF PERIOD..........  $10.17       $10.23      $10.17   $10.21   $10.05   $10.08      $10.11         $10.14
                         =======     ========      ======  =======   ======  =======   =========     ==========
Total Return (excludes
 sales charges).........    2.37%(b)     2.70%(b)    5.06%    5.36%    3.41%    3.67%       3.90%(b)       4.36%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000)...........    $582      $54,617        $724  $37,410     $451  $39,472        $308        $39,993
Ratio of expenses to
 average net assets.....    1.04%(c)     0.79%(c)    1.09%    0.84%    1.08%    0.83%       1.05%(c)       0.85%(c)
Ratio of net investment
 income
 to average net assets..    3.48%(c)     3.73%(c)    3.57%    3.82%    3.64%    3.90%       3.82%(c)       4.03%(c)
Ratio of expenses to
 average net assets*....    1.61%(c)     0.86%(c)    1.64%    0.89%    1.63%    0.88%       1.64%(c)       0.94%(c)
Ratio of net investment
 income
 to average net assets*.    2.91%(c)     3.66%(c)    3.02%    3.77%    3.09%    3.85%       3.23%(c)       3.94%(c)
Portfolio Turnover (d)..   30.21%       30.21%      29.46%   29.46%   54.70%   54.70%      89.98%         89.98%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                    NEW ASIA GROWTH FUND
                           ----------------------------------------------------------------------------------------------
                               FOR THE                    FOR THE              FOR THE
                           SIX MONTHS ENDED              YEAR ENDED           YEAR ENDED         FEBRUARY 15, 1995
                           JANUARY 31, 1998            JULY 31, 1997        JULY 31, 1996       TO JULY 31, 1995(A)
                           ---------------------      ------------------   ------------------   -------------------------
                                        INSTITU-                INSTITU-             INSTITU-                   INSTITU-
                           RETAIL        TIONAL       RETAIL     TIONAL    RETAIL     TIONAL     RETAIL          TIONAL
                           -------      --------      -------   --------   -------   --------   ---------      ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD......  $13.89       $13.94        $11.11    $11.14     $11.21    $11.22       $10.00          $10.00
                           -------      -------       -------   -------    -------   -------    ---------       ---------
Investment Activities
 Net investment income
  (loss)..................    0.04         0.06          0.03      0.06      (0.02)    (0.01)        0.02            0.04
 Net realized and
  unrealized gain from
  investments.............   (5.19)       (5.22)         2.88      2.87       0.20      0.22         1.19            1.18
                           -------      -------       -------   -------    -------   -------    ---------       ---------
  Total from Investment
   Activities.............   (5.15)       (5.16)         2.91      2.93       0.18      0.21         1.21            1.22
                           -------      -------       -------   -------    -------   -------    ---------       ---------
Distributions
 Net investment income....     --         (0.02)        (0.01)    (0.01)       --        --           --              --
 In excess of net
  investment income.......     --           --            --        --       (0.02)    (0.03)         --              --
 Net realized gains.......   (1.04)       (1.04)        (0.12)    (0.12)     (0.26)    (0.26)         --              --
                           -------      -------       -------   -------    -------   -------    ---------       ---------
  Total Distributions.....   (1.04)       (1.06)        (0.13)    (0.13)     (0.28)    (0.29)         --              --
                           -------      -------       -------   -------    -------   -------    ---------       ---------
NET ASSET VALUE, END OF
 PERIOD...................  $ 7.70       $ 7.72        $13.89    $13.94     $11.11    $11.14       $11.21          $11.22
                           =======      =======       =======   =======    =======   =======    =========       =========
Total Return (excludes
 sales charges)...........  (37.96)%(b)  (37.90)%(b)    26.31%    26.50%      1.71%     1.99%       12.10%(b)       12.20%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
 period (000).............  $2,091      $14,867        $3,459   $18,376     $1,990    $8,469         $330          $2,861
Ratio of expenses to
 average net assets.......    2.20%(c)     1.91%(c)      1.98%     1.72%      2.22%     1.98%        2.24%(c)        1.97%(c)
Ratio of net investment
 income (loss) to average
 net assets...............    0.72%(c)     1.01%(c)      0.20%     0.46%     (0.28)%   (0.02)%       0.80%(c)        1.18%(c)
Ratio of expenses to
 average net assets*......    2.79%(c)     2.00%(c)      2.58%     1.82%      3.58%     2.84%        3.51%(c)        2.74%(c)
Ratio of net investment
 income (loss) to average
 net assets*..............    0.13%(c)     0.92%(c)     (0.40)%    0.36%     (1.64)%   (0.88)%      (0.47)%(c)       0.42%(c)
Portfolio Turnover (d)....   83.15%       83.15%       134.89%   134.89%     86.53%    86.53%       55.62%          55.62%
Average Commission Rate
 Paid (e)................. $0.0052      $0.0052       $0.0059   $0.0059    $0.0069   $0.0069          --              --

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

INVESTMENT ADVISER
Pacific Century Trust
111 S. King Street
Honolulu, Hawaii 96813

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad Street
Columbus, Ohio 43215

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219-3035




For more complete information on the Pacific Capital Funds, including fees, expenses and sales charges, please call 1-800-258-9232 for a prospectus, which you should read carefully before you invest or send money. The Pacific
Capital Funds are distributed by BISYS Fund Services.

PCR-0006                                                                   3/98